UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                          SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934



Filed by the Registrant [x]


Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                     HAVERTY FURNITURE COMPANIES, INC.
        (Name of Registrant as Specified in Its Charter)
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)   Title of each class of securities to which transaction applies:

    (2)   Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:



[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                          [Haverty Logo]







                HAVERTY FURNITURE COMPANIES, INC.
                780 Johnson Ferry Road, Suite 800
                     Atlanta, Georgia  30342
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          May 16, 2006

Dear Fellow Stockholder:

The  Annual  Meeting  of the Stockholders  of  Haverty  Furniture
Companies, Inc. will be held at the Harbor Court Hotel, 550 Light
Street, Baltimore, Maryland on Tuesday, May 16, 2006, at 10:00 a.m. for the following purposes:

1.   Holders of Class A Common Stock to elect eight Directors.
2.   Holders of Common Stock to elect three Directors.
3.   Approval of the Amendment and Restatement of the Company's
      Charter.
4.   Approval of the Company's Director Compensation Plan.
5. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 17, 2006, are entitled to notice of, and to vote at, this meeting.

                               By Order of the Board of Directors



                                   Jenny Hill Parker
                                   Vice President,
                                   Secretary and Treasurer
Atlanta, Georgia
April 13, 2006


              WE URGE EACH STOCKHOLDER TO PROMPTLY
         VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE.
   PLEASE FOLLOW THE DIRECTIONS ON YOUR PROXY CARD CAREFULLY.

                         PROXY STATEMENT
                        TABLE OF CONTENTS
                                                              Page
                                                           ---------
Questions and Answers                                          1

Proposal Nos. 1 and 2 - Election of Directors                  4

Information Regarding the Board and its Committees
 Executive Committee                                           8
 Audit Committee                                               8
 Executive Compensation Committee                              9
 Governance Committee                                          9
 Attendance and Compensation of Directors                      9
 Corporate Governance                                          10
 Certain Transactions and Relationships                        12
 Information Regarding Beneficial Ownership of Directors
   and Management                                              13
 Section 16(a) Beneficial Ownership Reporting Compliance       14
 Security Ownership of Certain Beneficial Owners               15

Executive Compensation
 Executive Compensation and Employee Benefits Committee
     Report on Executive Compensation                          16
 Executive Compensation Committee Interlocks                   19
 Compensation of Executive Officers                            20
 Stock Option Grants                                           21
 Long-term Incentive Awards - Restricted Stock                 21
 Aggregated Option Exercises in 2005 and Fiscal Year- End
   Option Values                                               21
 Retirement Plan                                               21
 Change in Control Agreements                                  23

Performance Graph                                              24

Audit Committee Matters
 Audit Committee Report                                        25
 Audit Fees and Related Matters                                25

Equity Compensation Plan Information                           26

Proposal No. 3 - Approval of the Amendment and Restatement
              of the Company's Charter                         27

Proposal No. 4 - Approval of the Company's Director            29
Compensation Plan

Availability of Form 10-K and Annual Report to                 30
Stockholders

Other Matters                                                  30

Appendix A - Amended and Restated Charter                     A-1

Appendix B - Director Compensation Plan                       B-1

Appendix C - Audit Committee Charter                          C-1


                HAVERTY FURNITURE COMPANIES, INC.
                780 Johnson Ferry Road, Suite 800
                     Atlanta, Georgia  30342

                 Annual Meeting of Stockholders

                         PROXY STATEMENT

    Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf at the 2006 Annual Meeting of Stockholders ("Annual Meeting") of Haverty Furniture Companies, Inc., ("we," the "Company" or "Havertys"). The meeting will be held on May 16, 2006, at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland, beginning promptly at 10:00 a.m. local time. This Proxy Statement and the accompanying proxy are first being mailed to our stockholders on or about April 13, 2006.

       QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Who may vote?
Stockholders on March 17, 2006 of Common Stock or Class A Common Stock are entitled to vote. The owners of Common Stock are entitled to one vote for each share held on all stockholder matters. The owners of Class A Common Stock are entitled to ten votes for each share held on all stockholder matters except for the election of directors, in which they are entitled to one vote per share on all stockholder matters.

As of March 17, 2006, we had 18,170,655 shares of $1.00 par value Common Stock and 4,281,521 shares of $1.00 par value Class A
Common Stock outstanding. In order for us to conduct our meeting, a majority of our outstanding shares of the combined classes of common stock as of March 17, 2006, must be present in person or by proxy at the meeting. This is referred to as a quorum.

What am I voting on?
You will be voting on the election of directors, amendments to and a restatement of Havertys' Charter and a new Director
Compensation Plan.

Why are there two groups of Directors?
The  owners  of  Common Stock and Class A Common  Stock  vote  as separate classes in the election of directors. The owners of Common Stock are entitled to elect 25% of the members of the Board, or the nearest higher whole number that is at least 25% of the total number of directors standing for election. The owners of Class A Common Stock are entitled to elect the remaining number of directors standing for election.

What  is the difference between a stockholder "of record"  and  a stockholder who holds stock in "street name"?
If your shares are registered in your name, you are a stockholder
of  record.   If  your shares are in the name of your  broker  or
bank, your shares are held in street name.

How do I vote before the meeting?
You have three voting options:
  * Over the Internet, which we encourage if you have Internet access, by following the directions shown on your proxy card;
  *  By telephone through the number shown on your proxy card; or
  * By mail by completing, signing and returning the enclosed proxy card.

If you hold your shares in street name, whether you can vote by telephone or over the Internet depends on the bank's or brokers' voting processes. Please follow the directions on your proxy card carefully.

Can I vote at the meeting?
You  may vote your shares at the meeting if you attend in person.
Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.

Can I change my mind after I vote?
You may change your vote at any time before the polls close at the meeting. You may do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or
(2) voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Time on May 15, 2006, or (3) voting again at the meeting.

What is a proxy?
It is your legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you sign the proxy card, you appoint Dennis L. Fink and Jenny Hill Parker as your representatives at the meeting.

What does it mean if I receive more than one proxy card?
It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is SunTrust Bank, which may be reached at 1-800-568-3476.

Will my shares be voted if I do not provide my proxy?
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange (NYSE) rules to vote customers' unvoted shares, which are referred to as "broker non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors, but will not be counted for any other matters to be voted on because other matters would not be considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How are votes counted?
Votes are counted in accordance with Havertys' By-laws and Maryland law. An abstention to a proposal is not counted in the tally of "FOR" or "AGAINST" and therefore does not affect the outcome of the proposal. If a stockholder returns a signed proxy card but does not indicate how his or her shares are to be voted, the shares covered by the proxy card will be counted as a vote "FOR" the election of Directors, "FOR" the Amendment and Restatement of the Charter and "FOR" the Director Compensation Plan. Shares will not be voted at the Annual Meeting if the proxy card has been returned but not signed.


How many votes are needed to elect directors?
The nominees receiving the highest number of "For" votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "For" the nominees for director.

How many votes are needed to approve the Amendment and Restatement of the Company's Charter and the Director Compensation Plan?
Proposal No. 3 to approve the Amendment and Restatement of the Company's Charter must receive the "For" vote of two-thirds of all votes entitled to be cast on the matter and Proposal No. 4 to approve the Director Compensation Plan must receive the "For" vote of a majority of all the votes cast at the meeting once a quorum is present.

How will the proxies vote on any other business brought up at the meeting?
By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the Annual Meeting. We do not know of any other business to be considered at the Annual Meeting. The proxies' authority to vote according to their judgment applies only to shares you own as the stockholder of record. As noted above, "broker non-votes" will not be voted on any such matters.

Are votes confidential?
We will continue our long-standing practice of holding the votes of all stockholders in confidence except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his/her vote to management, or (d) to allow the independent inspectors of election to certify the results of the vote.

Who will count the votes?
ADP, an independent tabulator, will count the votes.

Who is paying for this solicitation?
We are paying the costs of the proxy solicitation. These costs include charges of brokers, banks, fiduciaries, and custodians for forwarding proxy materials to their principals and obtaining their proxies. Additionally, some of our directors, officers, or employees may solicit proxies by mail, telephone, or personal contact. None of these solicitors will receive any additional or special compensation for doing this.

Can I access future Annual Meeting materials through the Internet rather than receiving them by mail?
Yes. If you vote via the Internet, you can also sign up for electronic delivery of future proxy materials. Just follow the instructions that appear after you finish voting at www.proxyvote.com. You will receive an email next year notifying you of the website containing the 2006 Annual Report and the Proxy Statement for the 2007 Annual Meeting.

If I want to submit a stockholder proposal for the 2007 Annual Meeting when is it due?
A stockholder desiring to submit a proposal for inclusion in Havertys' Proxy Statement for the 2007 Annual Meeting must deliver the proposal so that it is received by Havertys no later than December 14, 2006. Any proposal submitted outside of the process of Rule 14A-8 under the Exchange Act will be considered untimely submitted after February 27, 2007. You must submit your proposal in writing to the Secretary of the Company at 780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342. Only proposals meeting the requirements of applicable SEC rules will be considered.

How can I obtain a copy of the Annual Report?
A copy of Havertys' 2005 Annual Report is being mailed with this proxy statement to each stockholder entitled to vote at the Annual Meeting. If you did not receive a copy of the Annual
Report, you may obtain one free of charge by writing to Stockholder Relations, Haverty Furniture Companies, Inc., 780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342. These
documents and other information may also be accessed from Havertys' website at www.havertys.com.


                      ELECTION OF DIRECTORS
                         (Items 1 and 2)

General

Eleven directors are to be elected at the 2006 Annual Meeting to hold office until the 2007 Annual Meeting and until their successors are elected and qualified. Our charter provides that our Board of Directors be elected by stockholders of each of the two classes of stock, voting separately by class. At this Annual Meeting, three directors will be elected by the holders of Common Stock and eight will be elected by the holders of Class A Common Stock. The nominees for election at the 2006 Annual Meeting were recommended and approved for nomination by the Nominating and Corporate Governance Committee (the "Governance Committee") of the Board. The election of Havertys' directors requires a plurality of votes cast at the meeting by the holders of the respective classes of common stock. We expect that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Governance Committee and the Board of Directors.

The following sets forth for each nominee his or her age, a brief description of his or her principal occupation and business experience during the last five years. They are all currently
Havertys directors.


    NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON STOCK



<PHOTO>      CLARENCE H. RIDLEY           Director since  1979
                                                      Age 63

             Mr. Ridley has served as Chairman of the Board of Havertys since January 2001. From 1996 to 2001, he served as Vice Chairman of Havertys. Mr. Ridley was a Partner at the law firm of King & Spalding from 1977 to 2000. He is also a director of Crawford & Company and a trustee of STI Classic Funds and STI Classic Variable Trust. Mr. Ridley is a member of the Board of Directors of the High Museum of Art, the Board of Trustees of St. Joseph's Health System and the Board of Councilors of the Carter Center. He currently serves as chairman of Havertys' Executive Committee.


<PHOTO>      JOHN T. GLOVER                Director since 1996
                                                     Age 59

             Mr. Glover has served as the Managing Partner of J&SG Investments, LLP, a private investment firm, since February 2003. From March 2000 to February 2003, he was Vice Chairman of Post Properties, Inc., a real estate investment trust that develops and operates upscale multifamily apartment communities. Mr. Glover is a trustee of Emory
             University and a director of Emory Healthcare, Inc. He currently serves as chairman of Havertys' Audit Committee.


<PHOTO>      RAWSON HAVERTY, JR.           Director since 1992
                                                      Age 49

             Mr. Haverty has served as Senior Vice President, Real Estate and Development for the Company since 1998 and has over 20 years of experience with the Company. Mr. Haverty is a member of the Board of Directors of the High Museum of Art and the Center for Ethics of Emory University.


<PHOTO>      L. PHILLIP HUMANN             Director since 1992
                                                      Age 60

             Mr. Humann has been Chairman of the Board and Chief Executive Officer of SunTrust Banks, Inc., a multi-bank holding company, since March 1998; also serving as President from March 1998 to December 2004. Mr. Humann is a director of Coca-Cola
             Enterprises Inc. and Equifax, Inc. He currently serves on Havertys' Executive Committee and Executive Compensation Committee.



<PHOTO>      MYLLE H. MANGUM               Director since 1999
                                                      Age 57

             Ms. Mangum has served as Chief Executive Officer of IBT Enterprises, LLC, a provider of design, construction and consulting services for the financial services and retail industries since October 2003. She was formerly the Chief Executive Officer of True Marketing Services, focusing on consolidating marketing services companies. From 1999 to 2002, she was Chief Executive Officer of MMS Incentives, Inc., a private equity company concentrating on high-tech marketing solutions. Ms. Mangum is a director of Barnes Group, Inc., Payless ShoeSource, Inc., Respironics, Inc. and Emageon Inc. Ms. Mangum currently serves as chairman of Havertys' Executive Compensation Committee and as a member of the Executive Committee.


<PHOTO>      FRANK S. MCGAUGHEY, III       Director since 1995
                                                     Age 57

             Mr. McGaughey has served as a partner in the law firm of Powell Goldstein LLP since 1980. He currently serves as chairman of Havertys' Governance Committee and as a member of the Executive Committee.



<PHOTO>      CLARENCE H. SMITH             Director since 1989
                                                     Age 55

             Mr. Smith has served as President and Chief Executive Officer of Havertys since January 2003. He served as President and Chief Operating Officer of the Company from May 2002 until he assumed the position of Chief Executive Officer in January 2003. Mr. Smith was named Chief Operating Officer of Havertys in May 2000 and served as Senior Vice President, General Manager, Stores, from 1996 to 2000. Mr. Smith is a director of Oxford Industries, Inc. and a trustee of Marist School. He currently serves on Havertys' Executive Committee.


<PHOTO>      AL TRUJILLO                   Director since 2003
                                                      Age 46

             Mr. Trujillo has served as President and Chief Executive Officer of Recall Corporation, a global information management company, since February 2002. Recall Corporation is a subsidiary of Brambles Industries, Ltd. located in Sydney, Australia. Prior to his current position he was President of Recall Americas, a division of Recall Corporation. Mr. Trujillo is an Advisory Board Member of the College of Engineering at Georgia Tech Institute of Technology. He currently serves on Havertys' Governance Committee.



        NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK



<PHOTO>      TERENCE F. MCGUIRK            Director since 2002
                                                      Age 54

             Mr. McGuirk has served as Vice Chairman of Turner Broadcasting System, Inc., a subsidiary of Time Warner Inc. and a producer of news and entertainment products and provider of programming for the basic cable industry, since April, 2001. In addition, as Chairman and President of the Atlanta Braves, he has maintained executive oversight of all aspects of this baseball franchise, including player personnel, team operations and Turner Field, since 2001. From 1996 to 2001, Mr. McGuirk was Chairman and Chief Executive Officer of Turner Broadcasting System, Inc. Mr. McGuirk is a director of The Sea Island Company and a trustee of Piedmont Hospital Medical Center and The Westminster Schools. He currently serves on Havertys' Executive Compensation Committee.




<PHOTO>      VICKI R. PALMER              Director since  2001
                                                      Age 52

             Ms. Palmer has served as Executive Vice President, Financial Services and Administration for Coca-Cola Enterprises Inc., a bottler of soft drink products, since January 2004. From December 1999 to January 2004 she served as Senior Vice President, Treasurer and Special Assistant to the CEO of Coca-Cola Enterprises Inc. Ms. Palmer is a director of First Horizon National Corporation and is a trustee of Spelman College and Woodward Academy. She currently serves on Havertys' Audit Committee and Governance Committee.



<PHOTO>      FRED L. SCHUERMANN            Director since 2001
                                                    Age 60

             Mr. Schuermann was President and Chief Executive Officer of Ladd Furniture from 1996 until he retired in 2001. He was Chairman of Ladd Furniture, Inc. from 1998 until its acquisition by La-Z-Boy, Inc. in January 2000. He currently serves on Havertys' Governance Committee and Audit Committee.


Clarence H. Ridley, Clarence H. Smith and Rawson Haverty, Jr. are first cousins and are officers of the Company.




       INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Havertys' business is managed under the direction and oversight of the Board of Directors. The Board appoints our Chairman and Chief Executive Officer and our senior management team who are responsible for the day-to-day conduct of Havertys' business. The primary responsibility of the Board is to review and regularly monitor the effectiveness of Havertys' fundamental operating, business plans, policies and decisions.

The Board of Directors conducts its business through meetings of the Board and the following standing committees: an Executive Committee, an Audit Committee, an Executive Compensation and Employee Benefits Committee (the "Executive Compensation Committee") and a Nominating and Corporate Governance Committee (the "Governance Committee").

Additional information including the charters of each of these committees can be viewed on our website: www.havertys.com (Corporate Governance, Board Committee Charters). Copies of the charters are available free of charge to any stockholder requesting them by contacting the Corporate Secretary, 780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342.

Executive Committee
The Executive Committee exercises all the powers of the Board in the management of the current and ordinary business of Havertys during the intervals between the meetings of the Board as conferred by Havertys' By-Laws and as governed by law. The Executive Committee did not meet during 2005.

Members:  Clarence H. Ridley, Chairman
          L. Phillip Humann
          Mylle H. Mangum
          Frank S. McGaughey, III
          Clarence H. Smith


Audit Committee
The Audit Committee's primary function is to represent and assist the Board in fulfilling its oversight responsibility relating to the quality and integrity of our annual and interim external consolidated financial statements and financial reporting process, the adequacy and effectiveness of internal controls, the internal audit function, the annual independent audit of our financial statements and other matters the Board deems appropriate. The Board has determined that each member of the Audit Committee meets the independence requirements of the New York Stock Exchange ("NYSE") where our stock is listed and
Havertys' Corporate Governance Principles. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements and the Board has determined that each Audit Committee member is an "audit committee financial expert" and independent under Securities and Exchange Commission ("SEC") regulations. The Audit Committee met seven times during 2005. The Audit Committee's report begins on page 25 and its charter is included in this proxy statement as Appendix C.

Members:  John T. Glover, Chairman
          Vicki R. Palmer
          Fred L. Schuermann


Executive Compensation Committee
The Executive Compensation Committee provides assistance to the Board in the areas of Havertys' compensation philosophy, including succession planning for and evaluating the performance and approving the compensation and benefits of the Chairman of the Board, Chief Executive Officer and other executive officers. The Executive Compensation Committee also has the responsibility for recommending, reviewing and administering Havertys' equity based incentive compensation plans and other benefit plans. The Board has determined that each member of the Executive Compensation Committee meets the independence requirements of the NYSE and Havertys' Corporate Governance Principles. The Executive Compensation Committee met two times during 2005. The Executive Compensation Committee's Report begins on page 16.

Members:  Mylle H. Mangum, Chairman
          L. Phillip Humann
          Terence F. McGuirk


Governance Committee
The Governance Committee has the primary responsibility for considering and making recommendations concerning the composition and structure of the Board, establishing policies relating to the recruitment of board members, director compensation and reviewing and recommending corporate governance policies and issues. Each member of the Governance Committee meets the independence requirements of the NYSE and Havertys' Corporate Governance Principles. The Governance Committee met one time during 2005.

Members:  Frank S. McGaughey, III, Chairman
          Vicki R. Palmer
          Fred L. Schuermann
          Al Trujillo


Attendance and Compensation of Directors
In 2005, the Board held four meetings and Committees of the Board held a total of 10 meetings. Each director attended more than 80% of the aggregate number of all meetings of the Board and committees on which he or she served during 2005.

Retainer  fees  to  directors for 2005 were paid  on  May  1  and
November  1.   The  2005  annual retainer was  $30,000  for  non-
employee directors and $3,000 for employee directors. The Directors' Compensation Plan adopted by the Board and approved by stockholders in 1996, provides that one-half of the annual retainer fee be paid each year on May 1 in shares of Havertys' Common Stock valued at the closing price on May 1. The remaining portion of the annual fee, at the election of the director, may be paid in cash on November 1 or in shares of Common Stock on May
1. In addition to the annual retainer, each non-employee director in 2005 received a fee of $1,250 for attendance at each Board meeting and each committee meeting on which they served. During 2005, an annual retainer for service of $7,500 was paid to the Chair of the Audit Committee and $5,000 to the Chairs of the Governance and Executive Compensation Committees.

Due to the expiration of the current Directors' Compensation Plan this year, Havertys is asking stockholders to approve the proposal included in the section of the Proxy entitled "Proposal 4 - Director Compensation Plan." For 2006, based upon the proposed compensation plan, the retainer fees to directors will be $45,000, of which two-thirds will be paid in shares of Havertys Common Stock. The fee for attending Board and committee meetings will remain $1,250. The proposed annual fees for service for the committee chairs are: $10,000 to the Chair of the Audit Committee; $7,500 to the Chair of the Executive Compensation Committee; and $5,000 to the Chair of the Governance Committee.

Havertys maintains a Directors' Deferred Compensation Plan ("Deferred Plan") that permits all directors to defer to a future date receipt of payment of retainer fees and/or meeting fees which would otherwise be paid in cash or in shares of Common Stock for their services. Under the Deferred Plan, such deferred fees, plus accrued interest (at a rate determined annually in accordance with the Deferred Plan), shall be distributed in the future to a director in one lump sum or in no more than ten equal annual installments, or in accordance with the terms of the Deferred Plan. Five directors will participate in the Deferred Plan in 2006.

On October 31, 2005, each non-employee director received an award of 1,000 shares of restricted stock with a six month vesting restriction pursuant to the 2004 Long-Term Incentive Plan. A total of 8,000 shares were granted to Mmes. Mangum and Palmer, and Messrs. Glover, Humann, McGaughey, McGuirk, Schuermann and Trujillo. There will be no equity grants made to Directors under the Company's long-term incentive plan during 2006.


Corporate Governance
Director Independence. The listing requirements of the New York Stock Exchange ("NYSE") require that a majority of the members of a listed company's board of directors must be independent. The question of independence is to be determined by the board with respect to every director, in line with the rules of the NYSE. Based upon the NYSE rules, our Board has determined a majority of its current members are "independent."

The NYSE rules also require that certain of our committees be composed entirely of independent directors. Our committees covered by this requirement are the Audit Committee, the Governance Committee, and the Executive Compensation Committee. Our board has determined that all current members of the Audit Committee, the Governance Committee, and the Executive Compensation Committee are independent under the NYSE rules.
The Board considers the issue not merely from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. An independent director is free of any relationship with Havertys or its management that may impair the director's ability to make independent judgments. Particular attention is paid to whether a director is independent from management and to any financial relationships that may exist with a director or a related interest.

Generally, borrowing relationships with directors and their affiliates are considered immaterial and will not impair independence so long as the terms of the relationship are similar to other comparable borrowers. In other words, normal, arms-length credit relationships entered into in the ordinary course of business do not negate director independence. A director who is an executive officer of a company that makes payments to or receives payments from Havertys for property or services in an amount which, in any fiscal year, is greater than 2% of such director's company's consolidated gross revenues will not be considered independent.

The  following  directors have been deemed by  the  Board  to  be
independent after applying the guidelines set forth above:   Mmes
Mangum and Palmer and Messrs. Glover, Humann, McGuirk, McGaughey,
Schuermann and Trujillo.


Director Nominations. The Governance Committee has the responsibility of reviewing qualifications of the candidates for Board membership in accordance with procedures established by Havertys' Corporate Governance Principles, applicable law and regulations. The Governance Committee will consider recommendations for directors submitted by stockholders. Stockholders should submit their recommendations in writing to the Governance Committee (See, Stockholder Communications with Directors). The proponent should submit evidence that he or she is a stockholder of Havertys, together with a statement of the proposed nominee's qualifications to be a director. There is no difference in the manner in which the Governance Committee evaluates proposed nominees based upon whether the proposed nominee is recommended by a stockholder.

In its assessment of each potential candidate, the Governance Committee will review the nominee's experience, independence, understanding of Havertys' or other related industries and such other factors as the Governance Committee determines are pertinent in light of the current needs of the Board. Diversity of race, ethnicity, gender and age are factors considered in evaluating nominees for Board membership. The Governance Committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities.

Nominees may be suggested by directors, members of management, stockholders or, in some cases, by a third-party search firm. In identifying and considering candidates for nomination to the Board of Directors, the Governance Committee considers, in addition to the requirements set out in Havertys' Corporate Governance Principles and the Governance Committee's charter, quality of experience, the needs of Havertys and the range of talent and experience represented on the Board. The Governance Committee sometimes uses the services of a third-party executive search firm to assist it in identifying and evaluating possible nominees for director.

Corporate Governance Principles. Our Corporate Governance Principles, together with the Board committee charters, provide the framework for the effective corporate governance of Havertys. The Board of Directors adopted these guidelines to address certain governance matters including the role of the Board, qualifications and responsibilities of directors, director compensation, management succession and director education. These governance principles are designed to maximize long-term stockholder value and promote the highest ethical conduct among Havertys' directors and employees. A copy of the Corporate Governance Principles is available on our website at www.havertys.com

Executive Sessions of Non-Employee Directors. The Board of Directors has a policy of scheduling an executive session of the non-employee directors as part of every regularly scheduled quarterly meeting of the Board. Mr. McGaughey, as chairman of the Governance Committee, has been requested by the non-employee directors to preside over these sessions and to convey to management any issues of concern.

Code of Business Conduct and Ethics. All of our directors and employees, including our Chairman of the Board, Chief Executive Officer and other senior executives, are required to comply with our Code of Business Conduct and Ethics (the "Code") to help ensure that our business is conducted in accordance with the highest standards of ethical behavior. Havertys' continued growth and profitability are linked to our ability to make decisions that are consistent with our traditional business values and ethical principles. The Code is published on our website at www.havertys.com.

Stockholder Communications with Directors. Stockholders may communicate with any director, committee member or the Board by writing to the following address: Board of Directors, c/o Corporate Secretary, Haverty Furniture Companies, Inc., 780 Johnson Ferry Road, Suite 800, Atlanta, GA 30342. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material and ordinary business matters) to the relevant director, committee member or the full Board, as indicated in the correspondence. A copy of the Directors Communication Policy is available on our website at www.havertys.com.


Board Committee Charters. The charters for each of the standing committees of the Board as well as our Corporate Governance Guidelines, Director Communication Policy and Code of Business Conduct and Ethics may be accessed through our website at www.havertys.com. Additionally, copies may be requested in writing by submitting the request to Corporate Secretary, Haverty Furniture Companies, Inc., 780 Johnson Ferry Road N.E., Suite 800, Atlanta, Georgia 30342.

Board and Committee Evaluation. During 2006, the Board of Directors and each Board Committee participated in self-evaluation and assessment processes in order to improve the efficiency and effectiveness of the Board and each committee.

Mandatory Retirement. Our non-employee directors are subject to a mandatory retirement age and cannot stand for re-election in the calendar year following their 72nd birthday. The Board of Directors may ask a director to continue service under certain circumstances upon review by the Nominating and Corporate Governance Committee.

Directors' Attendance at Annual Stockholders' Meetings. Havertys does not have a policy regarding director attendance at the Annual Meeting. Historically, this meeting is held in Maryland, the state of Havertys' incorporation, and typically is a very brief meeting conducted by Havertys' Corporate Secretary. Generally, no stockholders are in attendance.

Certain Transactions and Relationships

SunTrust Banks, Inc. ("SunTrust") engaged in ordinary course of business banking transactions with us in 2005, and provided investment, trust and transfer agent services on terms comparable to other customers similarly situated. During August 2005, Havertys' unsecured revolving credit facilities were replaced. The new facilities includes SunTrust and four other commercial banks under which we can borrow up to $80 million for general corporate purposes over a five year period. SunTrust earned arrangement fees totaling $125,000 for this transaction. We believe that these fees and the terms of our facilities are fair and reasonable and as favorable to Havertys as those which could be obtained from other parties at the time. As of December 31, 2005, Havertys' indebtedness and total amounts committed under the revolving credit facilities to SunTrust totaled $9.8 million, and the greatest such amount during 2005 was $27.0 million. L. Phillip Humann, one of our directors is Chairman of the Board of Directors and Chief Executive Officer of SunTrust.

Mr. Ben Haverty is an owner of more than 5% of the Company's Class A Common Stock and is a brother of Mr. Rawson Haverty, Jr., a director and named executive officer. Mr. Ben Haverty, who had over 20 years of experience with the Company, most recently as our Georgia Regional Manager, left Havertys in 2005 to pursue other interests. During 2005, he earned salary and bonus of $205,500 which was established in accordance with our compensation practices applicable to employees with equivalent experience and responsibilities.




Information  Regarding  Beneficial  Ownership  of  Directors  and
Management


The following table sets forth information regarding beneficial ownership of Common Stock and/or Class A Common Stock by each director, each individual in the Summary Compensation Table, and by our directors and executive officers as a group, all as of February 28, 2006.


                               Common Stock                    Class A Common Stock
                     -------------------------------------  ------------------------
                          Shares
                       Beneficially
                          Owned      Acquirable              Shares
                        (excluding    within 60   Percent   Beneficially  Percent
                        options(1))    days(2)   of Class      Owned      of Class
                      --------------  ---------  ---------  ------------  ---------


Nominees for Holders of
 Class A Common Stock

 Clarence H. Ridley        19,010(3)    134,000       *        447,197(4)    10.44%
 John T. Glover            31,625        31,000       *             --          --
 Rawson Haverty, Jr.        8,079(5)     97,000       *        170,824(6)     3.99%
 L. Phillip Humann         70,548        31,000       *             --          --
 Mylle H. Mangum            8,479        31,000       *             --          --
 Frank S. McGaughey, III   25,869(7)     31,000       *             --(8)       --
 Clarence H. Smith         71,293(9)    120,284    1.05%       583,558(10)   13.63%
 Al Trujillo                5,272         7,000       *             --          --

Nominees for Holders of
Common Stock

 Terence F. McGuirk         5,903        13,000       *             --          --
 Vicki R. Palmer            6,414        13,000       *             --          --
 Fred L. Schuermann         3,072         7,000       *             --          --


Named Executive Officers

 Dennis L. Fink           119,241       128,000    1.36%            --          --
 M. Tony Wilkerson        117,928        79,732    1.09%           630(11)       *
 Steven G. Burdette         9,227        67,500       *             30           *


Executive Officers
and Directors as a        605,950       999,249    8.84%     1,206,033       28.17%
group (20)
-----------------------------------------------------------------------------------
* Less than 1% of outstanding shares of class.

(1) This column also includes shares beneficially owned under the Director's Deferred Compensation Plan for the following individuals: Mr. Humann -16,948; Mr. Ridley - 7,800; Ms. Mangum
     -  5,525,  Mr. Schuermann -3,072; Mr. Smith - 2,736;  and  Mr.
     Trujillo - 2,090.
(2) Represents stock options which the directors and officers have the right to acquire and restricted shares of the non-employee directors (1,000 shares each) which will vest within 60 days of February 28, 2006.
(3) Of this amount, Mr. Ridley has shared voting and investment power over 1,860 shares.
(4) Of this amount, Mr. Ridley has shared voting and investment power over 1,860 shares. This amount also includes 49,260 shares with respect to which Mr. Ridley had sole voting power.
(5) Of this amount, Mr. Haverty has shared voting and investment power over 3,500 shares.
(6) Of this amount, Mr. Haverty has shared voting and investment power over 12,000 shares.
(7) Mr. McGaughey's beneficial ownership excludes 10,000 shares owned by his wife. Mr. McGaughey disclaims any beneficial ownership in those shares.
(8) According to a Schedule 13G filed on April 27, 2004, 408,510 shares were reported to be held as of April 22, 2004 by Mr.
     McGaughey and Ridge Partners, L.P. Mr. McGaughey is the general partner of Ridge Partners L.P. and disclaims beneficial ownership of the 408,510 shares beneficially owned by Ridge Partners L.P., except to the extent of his partnership interest.
(9) Of this amount, Mr. Smith has shared voting and investment power over 13,400 shares.
(10) Of this amount, Mr. Smith has shared voting and investment power over 1,850 shares. This amount includes 506,578 shares, with respect to which Mr. Smith has sole voting power pursuant to revocable proxies granted to him by Mrs. Betty H. Smith and Mr.
     Alex W. Smith. These proxies will continue in effect until revoked by the grantors which may be done at any time.
(11) Of this amount Mr. Wilkerson has shared voting and investment power over 240 shares.


Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, certain officers and beneficial owners of more than 10% of a registered class of Havertys' equity securities to file reports of ownership and reports of changes in ownership with the SEC. Directors, officers and beneficial owners of more than 10% of Havertys' equity securities are also required by the SEC regulations to furnish us with copies of all such reports that they file. Based on our review of copies of such forms and amendments provided to us, we believe that all filing requirements were timely complied with during the fiscal year ended December 31, 2005, with the exception of a Form 5 reporting a gift by Mr. Rawson Haverty, Sr.

Security Ownership of Certain Beneficial Owners
The following table sets forth information as of February 28, 2006 regarding beneficial ownership of Common Stock and/or Class A Common Stock by persons known by Havertys to own beneficially more than 5% of its outstanding shares of Common and/or Class A Common.



                                        Common Stock         Class A Commion Stock
                                 _______________________   ________________________
                                    Shares                     Shares
                                  Beneficially    Percent   Beneficially     Percent
                                     Owned       of Class      Owned        of Class
                                 -------------- ---------- -------------   ---------
T. Rowe Price Associates, Inc.     2,228,950(1)   12.27%         --           --
 100 E. Pratt Street
 Baltimore, Maryland 21202
Third Avenue Management LLC        1,756,552(2)    9.67%         --           --
 622 Third Avenue, 32nd Floor
 New York, NY 10017
Putnam, LLC d/b/a Putnam
  Investments                      1,307,800(3)    7.20%         --           --
 One Post Office Square
 Boston, Massachusetts 02109
Barclays Global Inventors, NA      1,228,867(4)    6.77%         --           --
 45 Fremont Street - 17th Floor
 San Francisco, California  94105
Franklin Advisory Services, LLC    1,067,000(5)    5.88%         --           --
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024
Rawson Haverty, Sr.                       *          *      1,147,009(6)    26.79%
 780 Johnson Ferry Road,
 Suite 800
 Atlanta, Georgia 30342
Clarence H. Smith                         *          *        583,558(7)    13.63%
 780 Johnson Ferry Road,
 Suite 800
 Atlanta, Georgia 30342
Clarence H. Ridley                        *          *        447,197(8)    10.44%
 780 Johnson Ferry Road,
 Suite 800
 Atlanta, Georgia 30342
Mrs. Betty Haverty Smith                  *          *        417,406(9)     9.75%
 2771 Peachtree Road, NE
 Atlanta, Georgia  30305
Frank S. McGaughey, III                   *          *        408,510(10)    9.54%
and Ridge Partners, L.P.
 3180 Lemons Ridge
 Atlanta, GA 30339
Bank of America Corporation               *          *        299,601(11)    7.00%
Corporation
 NationsBank Corporate Center
 100 N. Tryon Street
 Charlotte, North
 Carolina 28255
Ben M. Haverty                            *          *        228,032(12)  5.33%
 3741 Dumbarton Road NW
 Atlanta, GA 30327
-----------------------------------------------------------------------------------
  *    Less than 5% of outstanding shares of class.

  (1)  According to a Schedule 13G filed on February 14, 2006, T.
     Rowe Price Associates holds sole voting power over 1,070,300 shares of common stock and sole dispositive power over 2,228,950 shares of common stock. These securities are owned by various individual and institutional investors including T. Rowe Price
     Small-Cap Value Fund, Inc. which owns 1,076,500 shares, representing 5.9% of the shares outstanding, which T. Rowe Price
     Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(2)  According to a Schedule 13G filed on February 14, 2006,
     Third Avenue Management LLC holds sole voting and dispositive power over 1,756,552 shares of common stock.
(3)  According to a Schedule 13G filed on February 10, 2006,
     Putnam, LLC had shared voting power over 273,450 shares of common stock and shared dispositive power over 1,307,800 shares of common stock.
(4)  According  to a Schedule 13G filed on January  26,  2006,
     Barclays Global Investors, N.A. holds sole voting power over 1,079,067 shares and dispositive power over 1,228,867 shares of common stock.
(5)  According  to a Schedule 13G filed on February  7,  2006,
     Franklin Resources Inc. through Franklin Advisory Services, LLC holds sole voting and dispositive power over 1,067,000 shares of common stock.
(6) Of this amount, Mr. Rawson Haverty, Sr. has shared and investment power over 467,688 shares.
(7) Of this amount, Mr. Smith has shared voting and investment power over 1,850 shares. This amount includes 506,578 shares, with respect to which Mr. Smith has sole voting power pursuant to revocable proxies granted to him by Mrs. Betty H. Smith and Mr.
     Alex W. Smith. These proxies will continue in effect until revoked by the grantors which may be done at any time.
(8) Of this amount, Mr. Ridley has shared voting and investment power over 1,860 shares. This amount also includes 49,260 shares with respect to which Mr. Ridley has sole voting power.
(9) Mrs. Smith's beneficial ownership excludes 89,172 shares held by her husband with respect to which Mrs. Smith disclaims any beneficial ownership.
(10) According to a Schedule 13G filed on April 24, 2004, these shares were reported to be held by Frank S. McGaughey, III and Ridge Partners, L.P. Mr. McGaughey is the general partner of Ridge Partners and disclaims beneficial ownership of the shares beneficially owned by Ridge Partners, except to the extent of his partnership interest.
(11) According to a Schedule 13G filed on February 8, 2006, Bank of America Corporation had shared voting and dispositive power over 299,601 shares.
(12) Of this amount, Mr. Ben Haverty has shared voting and investment power over 47,200 shares.


                     EXECUTIVE COMPENSATION


     EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
                 REPORT ON EXECUTIVE COMPENSATION

This  report  is  furnished by Havertys'  Executive  Compensation
Committee and summarizes Havertys' current overall compensation philosophy and program objectives.

Compensation Philosophy
Havertys' executive compensation philosophy is directed at attracting, retaining and motivating highly qualified executives that are dedicated to the long term success of Havertys and to align their interests with the long-term interests of Havertys' stockholders by providing appropriate competitive compensation and financial reward. In support of this philosophy, the executive compensation program is designed to reward performance relevant to Havertys' short-term and long-term success based on corporate and individual performance.

Components of Compensation
We have structured our executive compensation program to reflect a package competitive with businesses of revenues and operational complexities comparable to those of Havertys, but subject to adjustment for varying levels of experience. The total compensation package is broken into three components: base salary, annual cash incentive compensation and long-term equity incentives. The emphasis in determining the components of compensation remains on pay for performance. In establishing targeted compensation levels, several factors are used including both published survey data and an independent evaluation of the market competitiveness of Havertys' executive officer compensation program conducted periodically by a professional compensation consulting firm. The comparative group used in the surveys and evaluations includes, but is not limited to those companies used to measure the performance of Havertys' stock as set forth under "Comparison of Cumulative Total Returns".

Base Salary for Executive Officers
The Executive Compensation Committee reviews the base salaries for each executive officer on a yearly basis and advises the
Board as to the appropriateness and reasonableness of the salaries. Consistent with our Compensation Philosophy, we reviewed both internal and external factors to determine the appropriate compensation for Mr. Ridley, Mr. Smith and the other named executives. This review is based on competitive compensation data as well as a subjective evaluation of each executive's contribution to Havertys' performance, the executive's level of experience and responsibilities. Adjustments are made as necessary in light of past performance and the potential for making significant contributions in the future in order to ensure compensation levels are appropriate and competitive.

We believe the base salary range for each executive position reflects a median base salary range for Havertys' comparative peer group. The Executive Compensation Committee has determined that the annual base salaries for 2006 will remain the same as in 2005 for each of the named executive officers, except for Messrs, Haverty and Burdette, whose annual base salaries were both increased by $5,000 from $210,000 to $215,000. The salary for Mr. Wilkerson was increased in May 2005 to $270,000 in connection with his promotion to Executive Vice President, Marketing and his base salary will not be increased in 2006. For compensation purposes, the Executive Compensation Committee performs a yearly evaluation of Messrs. Ridley's and Smith's performance. The other named executive officers' performance is reviewed by Mr. Smith.

Annual Cash Incentive Compensation
Each Havertys' executive officer is eligible for an annual cash incentive award. Cash incentive awards are intended to reward key employees based on both Havertys' performance and the individual's performance, motivate key employees and provide competitive cash compensation opportunities to executive officers.

We believe that incentive compensation for executive officers should be directly linked to the achievement of specified financial and non-financial objectives. An executive of Havertys will earn total compensation that is competitive with the market only if Havertys achieves corporate financial performance goals and incentive compensation is paid. If goals are exceeded, incentive compensation can cause total compensation to exceed median market levels.

This performance-based structure keeps a sizeable portion of the compensation for the senior management group at risk because the value of such compensation depends largely on the degree of success in attaining both Company and individual performance objectives. Havertys' pay for performance philosophy is intended to encourage achievement of both short-term and long-term financial and operational objectives. We have placed and will continue to place an increasing emphasis on compensation tied to the meeting of objectives, which are aligned with those of the stockholders.

2005 Cash Incentives: The annual bonuses for 2005 were made from a pool that was funded based upon quantitative measures of Havertys' financial performance as measured by profits before bonuses, LIFO provision and income taxes. Although Havertys' profitability in 2005 was below expectations, the Executive Compensation Committee believed that weight should be given to the realignment of Havertys' distribution network and the aggressive steps taken towards Havertys' long-term strategic goals. The Executive Compensation Committee determined individual bonuses subjectively based on position, responsibility and assessment of individual contribution in achieving the financial goals as well as certain non-financial objectives. In light of these factors, bonuses were given on a reduced basis to the named executive officers representing a decrease ranging from 27% to 50% lower than in 2004 for each of the named executive officers.

2006 Cash Incentives: The Executive Compensation Committee has approved a management incentive plan ("Incentive Plan") to determine cash bonuses for Havertys' executive officers for 2006. The Incentive Plan provides for bonuses based on a combination of Havertys achieving a threshold amount of earnings per share and the executive officer meeting additional performance criteria as established by the Executive Compensation Committee for each individual. Performance goals, in additional to the earnings per share threshold, includes increases in comparable store sales, improvements in gross profit margins and reductions of selling, general and administrative expenses. Performance goals and their respective weighting in determining bonuses vary by executive officer.

The Incentive Plan provides for the named executive officers' target bonuses to range from 51% to 65% of 2006 salary. The amount of bonuses to be paid to each executive officer will range from 0% to 120% of the target bonus based upon the extent to which the performance objectives under each of the four established criteria or goals are met. The minimum level of performance is set at 80% of each goal and if the minimum level is not met, no cash bonus relative to that goal will be paid.

Equity Incentives
The purpose of the 2004 Long-Tem Incentive Plan is to motivate individuals by means of performance related incentives to achieve long-range performance goals and increased stockholder value, encourage ownership of stock and link compensation to the long-term interest of stockholders. In late 2005, Havertys' decided to realign the timing of its equity compensation payment structure and as such did not grant any equity awards to executive officers in 2005. Awards of restricted stock were made in 2006 to the named executive officers as follows: Mr. Ridley - 7,000 shares; Mr. Smith - 8,000 shares; Messrs. Fink and Wilkerson - 6,000 shares each; Messrs. Haverty and Burdette - 5,000 shares each. The restrictions on these shares are similar to those granted in 2004 and contain time-vesting in equal annual increments over four years. Vesting may accelerate if certain financial goals are met.

Executive Perquisites
Perquisites for our executives are very limited and consist only of payment for annual executive physical examinations. Havertys' executive officers do not have personal access to aircraft, automobiles, club memberships or allowances.

Section 162(m). In making our decisions about compensation for Messrs. Ridley and Smith and other named executive officers, we consider Section 162(m) of the Internal Revenue Code, which limits to $1 million per year the compensation expense deduction Havertys may take for compensation paid to a person who is "highly compensated" for purposes of the Internal Revenue Code, unless the compensation is "performance-based." It is generally the policy of Havertys that the components of executive compensation that are inherently performance-based should qualify for exclusion from the deduction limitation under Section 162(m). We believe that annual bonuses and stock options currently qualify as performance-based.

We also believe, however, that while tax deductibility is an important factor, it is not the sole factor to be considered in setting executive compensation policy, and therefore reserve the right, in appropriate circumstances, to pay amounts in addition to base salary that might not be deductible. The Executive Compensation Committee's purpose in doing so is to ensure that Havertys retains its best executives and remains competitive in the market for executive talent.

If non-performance-based compensation in excess of $1 million should become payable to a person who is "highly compensated" for this purpose, we may consider requiring deferral of receipt of any amounts earned in excess of the cap to a tax year following the year in which the individual leaves the employment of Havertys.

Conclusion
During 2005, this committee focused on rationalizing the pay-for-performance aspects of the compensation packages we provide to our executive officers, as well as making additional improvements in the structuring of equity award programs. We believe that our compensation philosophy is balanced, giving appropriate consideration to market driven factors for salaries and providing motivational enhancements with significant variable cash incentives and potential equity ownership for both long-term and short-term performance.

Consequently, we believe our executive compensation packages are reasonable, as well as fair to both our stockholders and our executive officers.

     Executive Compensation and Employee Benefits Committe
 ----------------------------------------------------------------
  Mylle H. Mangum,     L. Phillip Humann    Terence F. McGuirk
       Chair


Executive   Compensation   Committee   Interlocks   and   Insider
 Participation
Our Executive Compensation Committee is composed of three independent directors each of whom signed the preceding Report on Executive Compensation: Mylle H. Mangum, Chair, L. Phillip Humann, and Terence F. McGuirk. No member has ever been an officer or employee of Havertys and there are no other disclosures required in this section of our Proxy Statement.

Compensation of Executive Officers
The following tables and footnotes discuss the compensation paid or accrued for the last three years to (i) our Chief Executive
Officer and (ii) our five other most highly compensated executive officers (the "named executive officers").

                   Summary Compensation Table

                                                            Long Term Compensation
                                Annual Compensation ($)          Awards
                               --------------------------  ---------------------
                                                          Restricted  Securities
                                                             Stock    Underlying   All
    Name and                                                 Awards     Options   Other
 Principal Position      Year  Salary    Bonus(1)  Other(2) ($)(3)(4)    (#)     ($)(5)
---------------------------------------------------------------------------------------

Clarence H. Ridley       2005  410,000    80,000   3,000      98,490      --      3,666
 Chairman of the Board   2004  400,000   150,000   3,000     255,150      --      3,167
                         2003  375,000   245,000   3,000        --     25,000     2,833

Clarence H. Smith        2005  420,000    80,000   3,000     112,560      --      3,866
 President and           2004  400,000   160,000   3,000     340,200      --      2,833
 Chief Executive         2003  375,000   265,000   3,000        --     25,000     2,833
 Officer


Dennis L. Fink           2005  320,000    80,000     --       84,420      --      3,254
 Executive Vice          2004  310,000   130,000     --      170,100      --      3,167
 President and           2003  300,000   215,000     --         --     20,000     2,833
 Chief Financial
 Officer

M. Tony Wilkerson        2005  266,667    80,000     --       84,420      --      3,250
 Executive Vice          2004  250,000   125,000     --      136,080      --      2,833
 President,              2003  235,000   185,000     --        --     15,000      2,833
 Merchandising


Rawson Haverty, Jr.      2005  210,000    80,000   3,000      70,350      --      3,242
 Senior Vice President   2004  201,000   110,000   3,000     119,070      --      3,167
 Real Estate and         2003  195,000   160,000   3,000        --     15,000     2,833
 Development

Steven G. Burdette       2005  210,000    80,000     --       70,350      --      3,242
 Senior Vice President,  2004  190,083   110,000     --      119,070      --      3,167
 Operations              2003  167,500   155,000     --         --     15,000     2,896
--------------------------------
(1) The amount shown represents the total bonus awarded to  the named executive officer including any portion deferred under the
    Havertys Top Hat Mutual Fund Option Plan (see Mutual Fund Option
    Plan).
(2) The amounts shown represent the annual retainer fees paid to those named executive officers who are also directors for their
    services  on  Havertys' Board of Directors.   One-half  of  the
    amounts shown must be paid in shares of Havertys Common Stock and at the election of the director; the remaining half may be paid in  cash  or  shares as provided by the Directors' Compensation
    Plan.
(3) Values in the table are calculated by multiplying the date-
    of-grant fair market value by the number of shares granted.  The grant  dates and their values were:  February 23, 2006 - $14.07 and December 20, 2004 - $17.01.
(4) The  restricted stock awards shown in the table above  were
    granted  pursuant to the 2004 Long-Term Incentive Plan.   These
    grants are not performance based and dividends are not paid until the  shares  vest.  The shares become vested in 25%  increments annually  beginning  in May 2006 and 2007 for  those  shown  as compensation  for 2004 and 2005, respectively. Vesting  may  be
    accelerated  if certain performance targets are  achieved.   On
    December 31, 2005, the aggregate restricted awards shown in the above  table, no portion of which has vested, and  their  value
    (calculated based on the market price on 12/30/05) were:  Messrs.
    Ridley  -  22,000  shares, $283,580;  Smith  -  28,000  shares,
    $360,920;  Fink - 16,000 shares, $206,240; Wilkerson  -  14,000 shares, $180,460; Haverty - 12,000 shares, $154,680; and Burdette
    - 12,000 shares, $154,680.
(5) The amounts shown represent Havertys' contributions to  the account of the named executive officer pursuant to the Havertys
    401(k) Plan.


Stock Option Grants
There were no stock option grants made to any of the named executive officers during 2005.

Long-Term Incentive Plan Awards
There were no long-term incentive awards made to any of the named executive officers during 2005.


Aggregated Option Exercises in 2005 and Fiscal Year-End Option
Values
The following table summarizes stock options exercised by the Chief Executive Officer and by the named executive officers during 2005 and the total value of unexercised options held by each listed individual as of December 31, 2005.




                    Options Exercised
                         in 2005                        All Outstanding Options
                   ___________________ _____________________________________________________
                     Shares               Number of Securities
                   Acquired      Value   Underlying Unexecised         Value of Unexercised
                      on       Realized     Options at Fiscal          In-the-Money Options
 Name             Exercise #     (a)          Year End (#)           at Fiscal Year End (a)
_________________ _____________________ __________________________ __________________________
                                        Exerciseable Unexercisable Exerciseable Unexercisable
                                        ____________ _____________ ____________ _____________

Clarence H. Ridley    0      $  0.00      134,000        0         $ 61,778       $   0.00


Clarence H. Smith     0      $  0.00      120,284        0         $ 32,129       $   0.00


Dennis L.  Fink       0      $  0.00      128,000        0         $ 80,600       $   0.00


M. Tony Wilkerson     0      $  0.00       79,732        0         $ 13,576       $   0.00


Rawson Haverty, Jr.   0      $  0.00       97,000        0         $ 64,480       $   0.00


Steven G. Burdette    0      $  0.00       67,500        0         $  9,488       $   0.00
_____________________________________________________________________________________________

(a) Values are calculated by subtracting the exercise price from the market price of the stock as of the exercise date or year-end, as appropriate. The market value of Havertys Common Stock at December 31, 2005, was $12.89.


Retirement Plan
Havertys maintains a tax-qualified, non-contributory defined benefit retirement plan (the "Retirement Plan") covering substantially all employees. As of December 31, 2005, the Retirement Plan was closed to any employees hired after that date. Officers are eligible to participate in the Retirement Plan, but directors are not eligible unless they are also full-time employees. Annual contributions to the Retirement Plan are made in amounts determined by the Retirement Plan's actuaries to be sufficient to fund the benefits to be paid and to meet regulatory requirements.

The Retirement Plan provides for the payment of fixed monthly benefits upon an employee's normal retirement at age 65. Benefits may also be paid upon early retirement as provided in the Retirement Plan. Benefits upon retirement are based upon years of service (up to a maximum of 40 years for calculating such benefits) and final average earnings. "Final average earnings" means the average annual earnings for the five consecutive years in which a participant had the highest earnings during the last 10 years of employment. Compensation for purposes of computing annual benefits under the Retirement Plan includes basic salary, wages, overtime pay, bonuses, commissions, amounts contributed to the 401(k) plan by the employee and other direct compensation included in the IRS Form W-2.

The table below illustrates the estimated annual benefits payable upon retirement under the Retirement Plan to persons in specified years of service and compensation categories. The benefits shown are straight-life annuities and are based upon an assumed retirement during 2005. The compensation amounts shown are compensation in the final year of employment. For purposes of determining final average earnings, a 5% per year increase in earnings was used for prior years.


                              Years of   Service
              _________________________________________________________
  2005                                                           40 or
Compensation     15        20         25       30        35       More
____________   ______    ______    _______   ______    ______    ______

125,000        15,276    20,368     25,460   30,552    35,645    40,737
150,000        19,027    25,369     31,711   38,053    44,396    50,738
175,000        22,777    30,369     37,962   45,554    53,146    60,739
200,000        26,527    35,370     44,212   53,055    61,897    70,740
225,000*       30,278    40,371     50,463   60,556    70,648    80,741
250,000*       34,028    45,371     56,714   68,057    79,399    90,742
300,000*       41,529    55,372     69,215   83,058    96,901   110,744
400,000*       56,531    75,374     94,218  113,061   131,905   150,749
450,000*       64,032    85,375    106,719  128,063   149,407   170,751*
500,000*       71,532    95,377    119,221  143,065   166,909   190,753*
550,000*       79,033   105,378    131,722  158,066   184,411*  210,755*
___________

* Under existing federal laws, earnings used to calculate benefits under the Retirement Plan may not exceed $210,000 for 2005. Also, annual benefits under the Retirement Plan may not exceed $170,000 for 2005 regardless of the benefit amount otherwise produced by the Retirement Plan formula. These limits are subject to future adjustments for cost of living increases. Annual benefits in the above table do not reflect either of these limits, and are in addition to any amounts payable from Social Security.


The years of service accrued to the named executive officers are as follows:
                                       Years of Service
                                         Accrued as of
      Employee                         December 31, 2005
      ___________________________      _________________

      Clarence H. Ridley                       5
      Clarence H. Smith                       33
      Dennis L. Fink                          13
      M. Tony Wilkerson                       30
      Rawson Haverty, Jr.                     24
      Steven G. Burdette                      21

Supplemental Executive Retirement Plan
On November 3, 1995, the Board of Directors adopted a non-qualified Supplemental Executive Retirement Plan (the "Supplemental Plan"), effective January 1, 1996, for the benefit of those employees whose retirement benefits would otherwise be reduced by the limitation imposed by federal pension law and I.R.S. regulations on the amount of compensation that may be taken into account in computing benefits under a defined benefit retirement plan. Federal pension law and I.R.S. regulations currently prohibit providing benefits on annual compensation above $210,000 for 2005 and $205,000 for 2004. Under the provisions of the Supplemental Plan, participation in the Supplemental Plan will be automatic for any employee who has pay that cannot be included in computing benefits under Havertys' Retirement Plan because it exceeds the I.R.S. limit; however, the total amount of annual retirement benefits that may be paid to an eligible participant in the Supplemental Plan from all sources (Retirement Plan, Social Security and the Supplemental Plan) may not exceed $125,000. See "Retirement Plan" for information on the amount of benefits that the named executive officers are eligible to receive upon retirement.

Mutual Fund Option Plan
On January 15, 1999, the Board of Directors adopted the Havertys Top Hat Mutual Fund Option Plan ("Top Hat Plan"). The Top Hat Plan covers certain executives and employees as designated by the Executive Compensation Committee and is designed to accumulate retirement funds for selected employees, including the executive officers. The Top Hat Plan allowed participants to defer up to 100% of their cash bonus compensation in exchange for an option to buy selected mutual funds at a discount equal to the bonus he or she would have otherwise received. Deferrals under the Top Hat Plan were suspended in 2005. The Top Hat Plan is administered by Havertys.

Change in Control Agreements
On February 7, 1997 and February 23, 2001, the Board of Directors approved agreements (each an "Agreement") between Havertys and each of the executive officers named in the Summary Compensation Table and certain other officers. These Agreements provide for certain cash payments and continuation of benefits in the event of a change of control or potential change in control as defined in the Agreement.

The Agreements, entered into with Messrs. Ridley, Smith, Fink and Wilkerson provide that if the executive is terminated other than for cause, by the executive without "Good Reason" as defined in the Agreement or prior to a change in control but following a potential change in control that would result in a change in control, the executive would be paid: (i) a lump severance payment in cash equal to the higher of the sum of two times the executive's base salary or two times the average executive's annual base salary for the three years immediately prior to the event upon which the notice of termination is based; (ii) the higher of two times the amount paid to the executive as annual discretionary bonus or two times the average amount paid in the three years preceding that in which the date of termination occurs; and (iii) an amount of any annual discretionary bonus which has been allocated or awarded to the executive and has not yet been paid and a pro rata portion for the fiscal year in which the termination occurs.

Under the terms of the Agreement, if a change in control occurs, Havertys will, at the election of the executive, repurchase all options held by the executive for a lump sum amount in cash equal to the product of the spread (as defined in the Agreement) times the number of shares covered by each option. Havertys will also arrange to provide life, disability, accident and health insurance benefits similar to those which the executive was receiving immediately prior to the notice of termination for a period of 24 months after the date of termination.

The Agreements with Messrs. Haverty and Burdette are on identical terms as described above, except that the severance payments would be a lump severance payment based on one year's base salary and bonus and 12 months of post-termination insurance benefits.

                        PERFORMANCE GRAPH

The following graph compares the performance of Havertys' Common Stock and Class A Common Stock against the cumulative total return of the NYSE/AMEX/Nasdaq Home Furnishings & Equipment Stores Index (SIC Codes 5700-5799) and the S&P Smallcap 600 Index for the period of five years commencing December 31, 2000, and ending December 31, 2005. The graph assumes an initial investment of $100 on January 1, 2000, and reinvestment of dividends.



           Comparison of Five-Year Total Return among
                Haverty Furniture Companies, Inc.
    NYSE/AMEX/NASDAQ Home Furnishings & Equipment Stores and
                  The S&P SmallCap 600 Indices




                    [GRAPH]



                      2000      2001     2002     2003     2004    2005
                   ______________________________________________________

 HVT               $100.00   $170.16   $144.99  $210.33  $198.53  $140.92

 HVT-A             $100.00   $173.57   $150.62  $218.34  $192.58  $143.53

 S&P 600 Index-
  Total Return     $100.00   $106.54   $ 90.95  $126.24  $154.84  $166.73

 SIC Codes 5700-
  5799             $100.00   $156.90   $114.14  $172.18  $183.15  $184.86






                     AUDIT COMMITTEE REPORT

We have reviewed and discussed with Havertys' management and Ernst & Young LLP ("Ernst & Young"), the independent registered public accounting firm, the consolidated financial statements set forth in Havertys' 2005 Annual Report on Form 10-K for the year ended December 31, 2005.

We have also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," Statement on Auditing
Standards No. 99, "Consideration of Fraud in a Financial Statement Audit" and Securities and Exchange Commission rules regarding auditor independence discussed in Final SEC Releases Nos. 33-8183 and 33-183a.

We have received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and have discussed with Ernst & Young its independence from Havertys.

Based on our review and discussions with Havertys' management and Ernst & Young, we recommended to the Board of Directors that the audited consolidated financial statements be included in Havertys' Annual Report on Form 10-K for the year ended December 31, 2005.

  It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and
(ii) the reports of the independent registered public accounting firm with respect to such financial statements.
Submitted by the members of the Audit Committee of the Board of Directors.

                        Audit Committee
_________________________________________________________________
  John T. Glover,        Vicki R. Palmer     Fred L. Schuermann
      Chair


Audit Fees and Related Matters
Ernst & Young LLP ("Ernst & Young") served as independent auditors for Havertys for the year ended December 31, 2005. The Audit Committee has not yet selected an independent auditor for Havertys for the year ended December 31, 2006. No representative of Ernst & Young LLP will be present at the Annual Meeting. Aggregate fees for professional services rendered for Havertys by Ernst & Young for the years ended December 31, 2005 and 2004, were:

                        December 31,    December 31,
                            2005           2004
                        _____________   _____________

   Audit                $  785,780       $  885,000
   Audit-Related                --           33,000
   Tax                     142,465          114,450
   All Other                 1,500            2,500
                        _____________   _____________
     Total              $  949,745       $1,034,950
                        =============   =============

Audit Fees. These are fees related to professional services rendered in connection with the audit of our annual financial statements, the audit of management's assessment of our internal control over financial reporting and Ernst & Young's own audit of our internal control over financial reporting, the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

Audit-Related Fees. These are for assurance and related services and consisted primarily of specific internal control process reviews, audits of employee benefit plans, and consultations regarding accounting and financial reporting.

Tax Fees.     These are fees for professional services related to
tax compliance services, tax planning and advice.

All Other Fees. These are fees for professional services related to Internet accounting and tax research tools.

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.


              EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information concerning equity compensation plans as of December 31, 2005, that have been approved by stockholders. All of Havertys' equity compensation plans have been approved by stockholders. The table includes (a) the number of securities to be issued upon exercise of options, warrants and rights outstanding under the equity compensation plans, (b) the weighted-average exercise price of all outstanding options, warrants and rights and (c) additional shares available for future grants under all of Havertys' equity compensation plans.

                                                        Number of
                                                        Securities
                      Number of       Weighted-         Remaining
                    Securities to      Average        Available for
                    be Issued upon     Exercise      Future Issuance
                     Exercise of       Price of        under Equity
                      Outstanding     Outstanding       Compensation
                       Options,        Options,      Plans (Excluding
                     Warrants and    Warrants and    Securities Reflected
                      Rights (1)        Rights         in column (a))(1)(2)
Plan Category             (a)             (b)             (c)
_____________________ ____________   ____________   ___________________

Equity compensation
plans approved
by stockholders        2,344,748        $ 14.92         1,011,094

Equity compensation
plans not approved by
stockholders               --               --              --
                     _______________  _____________   ______________
Total                  2,344,748        $ 14.92         1,011,094
                     ===============  =============  ==============
____________
(1) Shares issuable pursuant to outstanding options under our 1998 Stock Option Plan.
(2) The number of shares available for issuance at December 31, 2005 under each equity plan is as follows: (i) 88,525 shares which may be granted as options under the 1998 Stock Option Plan and (ii) 922,569 shares which may be awarded under the 2004 Long-Term Incentive Plan.

Stockholder Approved Plans
1998 Stock Option Plan. This plan provides for the grant to officers, directors and key employees of Havertys stock options in order to encourage and enable eligible directors, officers and key employees of Havertys to acquire proprietary interests in Havertys through the ownership of Havertys Common Stock. The Executive Compensation Committee designates which employees are eligible to participate, the amount of grant and the terms and conditions (not otherwise specified in the plan) of such grant.

2004 Long-Term Incentive Plan. This plan provides for the grant to officers, directors and key employees of Havertys stock options, stock appreciation rights, restricted stock, restricted stock units, deferred shares, deferred stock units or performance awards. The Executive Compensation Committee designates which employees are eligible to participate, the amount of grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a change in control of Havertys occurs then, at the Executive Compensation Committee's discretion, any award may provide for the immediate vesting or lapse of all restrictions.


PROPOSAL NO. 3 -     Approval  of  Amendment and  Restatement  of
                     Haverty Furniture Companies, Inc.'s Charter

The Board of Directors has approved and recommends stockholder approval of amendments to and a restatement of Havertys' Charter. Havertys' current Charter was drafted in 1974 and has been amended five times. The Board wishes to amend several provisions of the Charter and restate the Charter so that it can be presented in a single comprehensive document. Under the Maryland General Corporation Law ("GCL"), with certain limited exceptions that are not applicable to the proposed amendment and restatement of Havertys' Charter, changes to a corporation's charter must be approved by the board of directors and submitted to and approved by the stockholders.

The Articles of Amendment and Restatement of Havertys' Charter are attached to this proxy statement as Appendix A. This summary of the proposed amendment and restatement is qualified in its entirety by reference to the text of the attached Articles of Amendment and Restatement.

The affirmative vote of two thirds of the votes entitled to be cast on the proposal is required for approval of the proposal.
As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

The GCL has evolved over the years to provide corporations with more flexibility to meet the needs of the business environment and the competitive markets in which companies operate. Our current Charter provisions, in some cases, provide us with less flexibility than is allowed under the GCL. The proposed amendments would allow the Company to maintain the corporate flexibility allowed under the GCL and, in a number of cases, are being proposed to mirror the existing provisions of the GCL.

The Board has approved and proposes changes to the following provisions of our Charter:

Powers and Purpose. The Powers and Purpose clause has been redrafted and shortened to language that mirrors the GCL as it is in effect today. The clause currently in effect arguably could be interpreted under certain circumstances to limit our powers. The language change allows us the flexibility to adjust to changing business needs and operate under the requirements of the GCL without having to seek stockholder approval should other business opportunities present themselves in the future. Under the proposed language, we would be entitled to exercise all the powers generally available to a Maryland corporation.

Preferred Stock. The current Preferred Stock provision in Havertys' Charter will be shortened. The current Charter provision lists a series of provisions that the Board could include as part of the terms and conditions of Preferred Stock that may be issued from time to time and uses language that in some respects is different than the existing provisions of the GCL. The proposed amendment would modify the language to mirror the provisions of the GCL so as to provide Havertys with the maximum flexibility afforded Maryland corporations and would allow the Board to tailor the provisions of any Preferred Stock that may be issued from time to time to our needs at that time. Interested Director Transactions. Our current Charter provision regarding interested director transactions in some cases places greater limitations, and in other cases places lesser limitations, on Havertys than the GCL currently contemplates. The proposed amendments to this language conform the provisions to the requirements of the GCL and make it clear that, in the case of interested director transactions approved by the Board, the Board approval must include the approval of at least a majority of the disinterested directors.

Certain Business Combinations. Under the terms of our current Charter, in addition to any Board or stockholder approval required by the GCL, a "business combination" with a "related person" (defined generally as an owner of, or affiliate or associate of an owner of, five percent or more of the shares of any class of our capital stock, excluding five percent owners on or prior to April 24, 1979 and certain persons who acquire their shares from such an owner, and various retirement and benefit plans of Havertys) requires the approval of not less than two-thirds of all votes entitled to be cast if the transaction was not approved by three-fourths of the Board (or a majority of the votes entitled to be cast if the transaction was approved by three-fourths of the Board). For this purpose, a "business combination" is defined to include a merger or consolidation of Havertys, a sale, lease, and certain other dispositions of all or any substantial part of Havertys' assets (defined in the Charter as having a value of at least 25% of our total assets), and the issuance, transfer or exchange of shares of any class of common stock for cash, assets, securities or a combination of the foregoing. The Board believes the provision in our current Charter relating to the issuance of stock could have the unintentional  effect  of  limiting Havertys'  ability  to  raise capital and also could limit our ability to continue to offer competitive equity incentives to employees who owned or were affiliated with someone who owned five percent or more of the outstanding shares of voting stock of any class of our capital stock. As a result, the Board proposes to amend the Charter to delete the provisions relating to the issuance of stock from the definition of "business combination." In addition to deleting this provision, the proposed amendment modifies the definition of a "business combination" as it applies to a sale of Havertys' assets by changing the threshold for such a sale from assets representing 25% of Havertys' total assets to "all or substantially all" of Havertys' assets. The remaining provisions of our Charter relating to Business Combinations are not proposed to be amended.

The authorized number of shares of Common Stock and Class A Common Stock, and the par value of the shares will not be changed by these proposed amendments. Except as otherwise summarized above, the rights presently accruing to holders of Common Stock or Class A Common Stock will not be affected by these proposed amendments.

The Board urges each stockholder to read Appendix A carefully before voting on this proposal. If the proposed amendment and restatement of Havertys' Charter is approved by the stockholders, it will become effective upon filing with the Maryland Department of Assessments and Taxation.

The  Board  of  Directors  recommends that  you  vote  "For"  the
approval  of  the  amendment  and  restatement  of  the   Haverty
Furniture Companies, Inc. Charter.


PROPOSAL NO. 4 -    Approval of Haverty Furniture Companies, Inc.
                    Director Compensation Plan

Havertys has had a Compensation Plan for directors since 1996. The current Compensation Plan has enabled Havertys to compensate directors who contribute to Havertys' success and to better ensure that the interests of the directors are more closely aligned with the interest of Havertys' stockholders. The current Compensation Plan permits directors to receive their compensation in either cash and shares of common stock or deferred cash or shares of common stock. The current Director's Compensation Plan expires this year. Accordingly, on February 23, 2006, the
Governance Committee recommended and the Board of Directors adopted the Haverty Furniture Companies, Inc. Director
Compensation Plan. We are now seeking approval of the Compensation Plan by the stockholders of Havertys. The effective date of the Compensation Plan will be the date it is approved by our stockholders.

The affirmative vote of a majority of the votes cast on the proposal is required for approval of the proposal. Abstentions and broker non-votes are not counted as votes cast, and therefore do not affect the outcome of the proposal.

The following is a general summary of the Compensation Plan and is qualified in its entirety by the full text of the Compensation Plan which is included in this proxy statement as Exhibit B. Capitalized terms not defined herein have the same meanings ascribed to such terms in the plan document.

Purpose. The purpose of the Compensation Plan is to enable Havertys to compensate directors who contribute to Havertys' success by their abilities, ingenuity and industry and to better ensure that the interest of such directors are more closely aligned with the interest of Havertys' stockholders.

Administration. Subject to the terms of the Compensation Plan, the Compensation Plan will be administered by the Governance Committee. The day to day administration of the Compensation Plan shall be administered by the Management Committee. The Management Committee will consist of the Chairman, CEO, Corporate Secretary and such other senior officers as the CEO may designate.

Participants. Each person who is a director of Havertys will be eligible to participate in the Compensation Plan.

Shares Available for the Plan. Subject to certain adjustments as provided in the Compensation Plan (e.g. in the event of recapitalization, stock split, stock dividend, merger or similar event), the maximum number of shares of Common Stock which may be awarded under the plan is five hundred thousand (500,000). The shares to be delivered under the Compensation Plan will be made available from the shares of Common Stock held in Havertys' treasury.

Compensation. The Governance Committee will establish from time to time, the amount of each director's compensation. For purposes of the Compensation Plan, the term "compensation" means the director's annual retainer fee, meeting fee, committee fee and committee chairman fee. The Annual Retainer Fee will consist of cash and Common Stock of which two-thirds of each director's Annual Retainer Fee will be paid in shares of Havertys' Common Stock on the day of Havertys' Annual Meeting of Stockholders. The remaining portion of the annual fee, at the election of the director, may be paid in cash on November 1 or in shares of Common Stock on the day of the Annual Meeting. A director may elect to receive 100% of his or her Annual Retainer Fee in shares of Havertys' Common Stock and may elect to defer receipt of his or her Compensation in accordance with the Director's Deferred Compensation Plan.

Termination and Amendment. Subject to approval of the Governance Committee, the Management Committee may from time to time make such amendments to the Compensation Plan as it may deem proper and in the best interest of Havertys; provided however stockholder approval will be required to the extent required by applicable law, regulation or stock exchange.

Recommendation. The Board of Directors believes that approval of the Director Compensation Plan is in the best interests of Havertys and its stockholders because the Compensation Plan will enable Havertys to compensate directors who contribute to Havertys' success.

The Board of Directors recommends that you vote "For" the approval of the Haverty Furniture Companies, Inc. Director
Compensation Plan.

   AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

Havertys' Annual Report to Stockholders for the year ended December 31, 2005, which includes certain financial information about Havertys, is being mailed to stockholders together with this Proxy Statement. Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (exclusive of documents incorporated by reference), are available without charge to stockholders upon written request to Stockholder Relations, Haverty Furniture Companies, Inc. 780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342. These documents, our governance documents, including all committee charters and other information may also be accessed from our website at www.havetys.com.

                          OTHER MATTERS

As of the date of this Proxy Statement, we do not know of any matters, other than those stated above, that may come before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

                             By Order of the Board of Directors




                             Jenny Hill Parker
                             Vice President, Secretary and Treasurer
April 13, 2006


                                                       APPENDIX A

                HAVERTY FURNITURE COMPANIES, INC.
              ARTICLES OF AMENDMENT AND RESTATEMENT
     Haverty  Furniture  Companies, Inc., a Maryland  corporation
(the "Corporation"), certifies as follows:

     FIRST:   The  Corporation desires to amend and  restate  its
Charter as currently in effect.

     SECOND: The Charter of the Corporation is hereby amended and restated in its entirety to read as set forth in Exhibit A attached hereto and, upon acceptance for record of these Articles of Amendment and Restatement by the State Department of Assessments and Taxation of the State of Maryland, the provisions set forth in these Articles of Amendment and Restatement will be all of the provisions of the Charter of the Corporation as currently in effect and as hereinafter amended.

     THIRD: This amendment to and restatement of the Charter of the Corporation as set forth in Exhibit A attached hereto has been duly advised by the Board of Directors of the Corporation and was approved by the stockholders of the Corporation as required by law.

     FOURTH: This amendment to and restatement of the Charter of the Corporation does not increase or decrease the authorized stock of the Corporation.

     FIFTH:   The current address of the principal office of  the
Corporation is as set forth in ARTICLE IV of the attached amendment and restatement of the Charter.

     SIXTH:   The  name and address of the Corporation's  current
resident agent is as set forth in ARTICLE IV of the attached amendment and restatement of the Charter.

     SEVENTH:  The number of directors of the Corporation  is  12 and  the  names of those currently in office are as set forth  in
ARTICLE V, paragraph B of the attached amendment and restatement of the Charter.

     The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters of fact required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN   WITNESS  WHEREOF,  the  Corporation  has  caused  these
Articles of Amendment and Restatement to be executed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of __________ 2006.

Attest:                     HAVERTY FURNITURE  COMPANIES, INC.


__________________________  By: _______________________________
Jenny Hill Parker                      Clarence H. Smith
Secretary                             President and  Chief
Executive Officer

          CHARTER OF HAVERTY FURNITURE COMPANIES, INC.


                            ARTICLE I
                              NAME


   The name of the corporation is Haverty Furniture Companies, Inc.


                           ARTICLE II
                       PERIOD OF DURATION

     The period of duration of the Corporation is perpetual.


                           ARTICLE III
                       PURPOSE AND POWERS

     The purpose for which the Corporation is formed is to engage in any lawful act, activity or business for which corporations may now or hereafter be organized under the Maryland General Corporation Law (the "GCL"). The Corporation shall have all the general powers granted by law to Maryland corporations and all other powers not inconsistent with law which are appropriate to promote and attain its purpose.


                           ARTICLE IV
               PRINCIPAL OFFICE AND RESIDENT AGENT

     The address of the principal office of the Corporation in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporation Service Company, whose address is 11 East Chase Street, Baltimore, Maryland 21202. Said resident agent is a corporation organized and existing under the laws of the State of Maryland.


                            ARTICLE V
                            DIRECTORS

     A. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

     B. The number of directors of the Corporation shall be 11, which number may be increased or decreased from time to time pursuant to the Charter or By-laws of the Corporation. The names of the current directors who shall act until their successors are duly chosen and qualified, are:

         John T. Glover Rawson Haverty, Jr. L. Phillip Humann Mylle H. Mangum Frank S. McGaughey, III Terence F. McGuirk Vicki R. Palmer Clarence H. Ridely Fred L. Schuermann
       Clarence H. Smith      Al Trujillo


     C. No director of the Corporation shall be removed from office except upon the affirmative vote of a majority of the shares of the class of stock which elected such director; and, in the event of a vacancy on the Board of Directors arising by the death, disability, resignation or removal of a director, such vacancy shall not be filled except by the directors remaining in office who were elected by the holders of the same class of stock as elected the director whose vacancy is being filled or by the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of such class of stock.


                           ARTICLE VI
                          CAPITAL STOCK

     The authorized capital of the Corporation shall consist of 66,000,000 shares of capital stock, which shall be represented by 65,000,000 shares of $1.00 par value common stock, designated as "Common Stock" and "Class A Common Stock" as set forth below, and 1,000,000 shares of preferred stock of $1.00 par value, designated as "Preferred Stock" as set forth below. The aggregate par value of all the shares of capital stock of the Corporation is $66,000,000.

     A. Classes of Common Stock. The 65,000,000 shares of common stock are divided into two classes as follows:

(1) Common Stock. 50,000,000 shares of $1.00 par value common stock designated as "Common Stock" and having the following attributes:

(a) In all elections of directors, the holders of Common Stock shall be entitled, voting separately as a class, to elect 25% of the total number of directors of the Corporation as fixed by the By-laws or by the Board of Directors pursuant to the By-laws; and, if such 25% is not a whole number then such holders shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of directors.

(b) On all other matters as to which the stockholders of the Corporation are entitled to vote, and except as otherwise provided in the Charter of the Corporation or by law, each share of Common Stock shall have one vote and shall vote with all other shares of common stock as a single class.

(c) In the event that the Corporation shall declare any dividend on the Class A Common Stock, except dividends payable solely in shares of common stock or other equity securities of the Corporation, the Common Stock shall have declared and paid upon it, on a share for share basis, a dividend of at least 105% of the dividend paid on shares of Class A Common Stock. The Board of Directors of the Corporation may declare and pay dividends on the Common Stock, except dividends payable in shares of Common Stock, without declaring dividends on the Class A Common Stock.

(d) The Corporation shall not declare or pay any dividend in shares of Class A Common Stock of the Corporation on shares of Common Stock of the Corporation; provided, however, that if any dividend be declared and paid on the Class A Common Stock in shares of Common Stock or Class A Common Stock a like dividend shall be paid on the Common Stock in shares of Common Stock.

(e) If, as of the record date for any stockholders' meeting at which directors are to be elected the number of issued and outstanding shares of Common Stock is less than 10% of the aggregate number of issued and outstanding shares of Common Stock and Class A Common Stock, then, in such case, all directors to be elected at such meeting, including the election of any director to fill any vacancy resulting from the death, resignation or replacement of any director or from any increase in the number of directors constituting the entire Board of Directors, shall be elected by the holders of Common Stock and Class A Common Stock voting together as a single class; provided, however, that with respect to such election, the holders of Common Stock shall have one vote per share and the holders of Class A Common Stock shall have ten votes per share.

(f) Except as specifically provided otherwise in the Charter of the Corporation, the Common Stock and Class A Common Stock shall rank pari passu and shall possess equal rights and privileges on a share for share basis, including any rights to liquidating or other distributions.


(2) Class A Common Stock. 15,000,000 shares of $1.00 par value common stock designated as "Class A Common Stock" and having the following attributes:

(a) In all elections of directors, the holders of Class A Common Stock shall be entitled, voting separately as a class, to elect the number of directors which is equal to the total number of directors of the Corporation as fixed by the By-laws or by the Board of Directors pursuant to the By-laws less the number of directors which the holders of Common Stock, voting separately as a class, are entitled to elect.

(b) On all other matters as to which holders of shares of the common stock of the Corporation are entitled to vote, and except as otherwise provided in the Charter of the Corporation or by law, each share of Class A Common Stock shall have ten votes and shall vote with all other shares of common stock as a single class.

(c) Any holder of Class A Common Stock may, at any time by written notice to the Secretary of the Corporation and tender of certificates for shares of such Class A Common Stock to be converted, convert the same on a share for share basis into Common Stock. The conversion of shares of Class A Common Stock shall be effective upon receipt by the Corporation of a written request for conversion accompanied by the certificate or certificates representing the shares of Class A Common Stock to be converted and upon compliance with such other requirements as the Board of Director may adopt. The Board of Directors of the Corporation shall appropriately and equitably adjust the conversion rate specified in this subparagraph (c) in the event of a reorganization, recapitalization, reclassification or exchange of securities, stock split, stock split-up, combination of shares, merger, consolidation or share exchange of the Corporation.

(d) The Corporation shall not declare any dividend on the Class A Common Stock, except dividends payable solely in shares of common stock or other equity securities of the Corporation, unless concurrently with such declaration and payment there is paid on the Common Stock, on a share for share basis, a dividend of at least 105% of the amount of the dividend declared and paid on the Class A Common Stock.

(e) The Corporation shall not declare or pay any dividend in shares of the Class A Common Stock on any equity securities of the Corporation other than the Class A Common Stock.

(f) In the event the Corporation shall declare and pay on the Common Stock a stock dividend in Common Stock, it shall concurrently pay a like dividend on the Class A Common Stock in either Common Stock or Class A Common Stock.

(g) If, as of the record date for any stockholders' meeting at which directors are to be elected the number of issued and outstanding shares of Class A Common Stock is less than 750,000, then in such case, all directors who would otherwise be elected by the holders of Class A Common Stock at such meeting pursuant to ARTICLE VI, subparagraph A(2)(a) or ARTICLE V, paragraph C shall be elected by the holders of Common Stock and Class A Common Stock voting together as a single class; provided, however, that with respect to such election, the holders of Common Stock shall have one vote per share and the holders of Class A Common Stock shall have ten votes per share.


     B. Preferred Stock. The 1,000,000 shares of preferred stock are designated as "Preferred Stock." The Board of Directors of the Corporation shall be empowered, without further action by the stockholders of the Corporation, at any time and from time to time to classify or reclassify any and all shares of the Preferred Stock into one or more series and to fix, determine or change the number of shares of each series and the preferences,
conversion   or   other  rights,  voting  powers,   restrictions,
limitations  as  to  dividends,  qualifications,  or   terms   or
conditions of redemption of shares of any such series.


                           ARTICLE VII
                         STOCK ISSUANCE

     A. No holder of stock of any class shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money or by way of dividend, all without consideration as to whether or not such shares may have been sold or issued for less than their fair value.

B. The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as said Board of Directors may deem advisable, subject to such limitations and restrictions, if any, as may be set forth in the By-laws of the Corporation.

                          ARTICLE VIII
                VOTE REQUIRED FOR CERTAIN ACTIONS

     Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes or of any class of stock entitled to be cast to take or authorize any action, such action may be taken or authorized upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon, except as may be otherwise provided in the Charter of the Corporation or in the By-laws.


                           ARTICLE IX
                      AMENDMENTS TO CHARTER

     The Corporation reserves the right from time to time to make any amendments of the Charter which may now or hereafter be authorized by law, including any amendments changing the terms of any of its outstanding stock by classification, reclassification, or otherwise.


                            ARTICLE X
                 INSPECTION OF BOOKS AND RECORDS

     The Board of Directors shall have the power to determine from time to time whether and to what extent and at what time and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, except as otherwise provided by the GCL; and, except as so provided, no stockholder shall have any right to inspect any account or book or document of the Corporation, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders.


                           ARTICLE XI
                            DIVIDENDS

     If at any time now or hereafter the Corporation shall have authorized more than one class of stock or more than one class of securities convertible into stock, or any combination of those, then the Board of Directors of the Corporation may, except as provided in the Charter of the Corporation, the By-laws or by law, declare and pay the dividends payable in shares of it own stock of one class to the holders of shares of another such class.


                           ARTICLE XII
                INTERESTED DIRECTOR TRANSACTIONS

     Any director individually, or any corporation, firm or other entity in which a director of the Corporation is a director or has a material financial interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract or other transaction with the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided, that in case a director, or any corporation, firm or other entity in which a director of the Corporation is a director or has a material financial interest, is so interested, such fact shall be disclosed to or shall have been known by the Board of Directors or the committee of the Board of Directors that authorized such contract or other transaction. Any director who has such a direct or indirect interest in a contract or other transaction with the Corporation may be counted in determining the existence of a quorum at any meeting of the Board of Directors or a committee of the Board of Directors at which the Board of Directors or such committee shall authorize any such contract or transaction, and may vote to authorize any such contract or transaction with like force and effect as if he or she was not so interested, provided that the transaction is approved by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors constitute less than a quorum. Nothing in this ARTICLE XII shall be interpreted to limit the provisions of Section 2-419 of the GCL or to limit the authority of the Corporation to approve a contract or other transaction with a director of the Corporation, or any corporation, firm or other entity in which a director of the Corporation is a director or has a material financial interest, under the provisions of Section 2-419 of the GCL or any similar or successor provision of the GCL as now or hereafter in effect.


                          ARTICLE XIII
                     LIMITATION OF LIABILITY

     To the fullest extent that limitations on the liability of directors and officers are permitted by the GCL as now or hereafter in effect, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment to the Charter of the Corporation shall affect any right of any person under this
ARTICLE XIII based on any event, omission or proceeding occurring prior to the amendment.




                           ARTICLE XIV
                         INDEMNIFICATION

     The Corporation shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the GCL as now or hereafter in effect. The Board of Directors may by By-law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the GCL as now or hereafter in effect.


                           ARTICLE XV
                  CERTAIN BUSINESS COMBINATIONS

     The approval by the stockholders of the Corporation by the affirmative vote of not less than two-thirds (2/3) of all votes entitled to be cast on the matter shall be required for the approval, authorization or ratification of any "business combination" (as hereinafter defined) of the Corporation with any "related person" (as hereinafter defined); provided, however, that such two-thirds (2/3) voting requirement shall not be applicable if the business combination is approved by three-fourths (3/4) of the entire membership of the Board of Directors, in which event the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter shall be required. For purposes of this ARTICLE XV:

     A.   The term "business combination" as used herein shall mean
(i) any merger or consolidation of the Corporation; and (ii) any sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation.

     B. The term "related person" as used herein shall mean and include any individual, corporation, partnership or other person or entity which, together with its "affiliates" and "associates" (as those terms were defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 on April 25, 1985), "beneficially" owns (as this term was defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 on April 25, 1985) in the aggregate 5% or more of the outstanding shares of any class of common stock of the Corporation; provided, however, that the term "related person" shall not include any of the following:

(1) any individual, corporation, partnership or other person or entity which, together with its affiliates and associates, beneficially owned in the aggregate 5% or more of the outstanding shares of any class of common stock of the Corporation at any time prior to April 24, 1979, or the estate, personal representative, heir or legatee of any such person which or who becomes the beneficial owner of 5% or more of the outstanding shares of any class of common stock of the Corporation by virtue of testamentary transfer, interstate succession or gift from such person; or

(2) The Haverty Furniture Companies, Inc. Retirement Trust or any other profit sharing plan, stock ownership plan or other employee benefit plan or trust relating to the employees of the Corporation or any of its subsidiaries.


                           ARTICLE XVI
                  ADDITIONAL VOTE REQUIRED FOR
                  CERTAIN BUSINESS COMBINATIONS

     In addition to the requirements specified in ARTICLE XV, there shall be required for the approval, authorization or ratification of any "business combination" with a "related person," the affirmative vote or consent of a majority of all votes entitled to be cast on the matter considered separately for the purposes of this ARTICLE XVI, which are not entitled to be voted directly or indirectly by such related person ("Unrelated Stockholders"); provided, however, that said majority voting requirements shall not be applicable if all of the conditions specified in paragraphs A, B and C below are met.

 A. The consideration to be received per share for each class of stock in such business combination by Unrelated Stockholders is payable in cash or other consideration, or a combination of both, and such consideration has a fair market value per share with respect to each class of the Corporation's stock of not less than either:

(1) the highest price (including the highest per share brokerage commissions, transfer tax and soliciting dealers fees) paid by the related person in acquiring any of the Corporation's stock of that class; or

(2) a price per share obtained by multiplying the aggregate earnings per share of stock of the Corporation (appropriately adjusted for any subdivision of shares, stock dividend or combination of shares during the period) for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes or consents on such business combination by the figure obtained by dividing the highest per share price (including the highest per share brokerage commissions, transfer tax and soliciting dealers fees) paid by such related person in acquiring any of the Corporation's stock by the aggregate earnings per share of the Corporation for the four full consecutive fiscal quarters immediately preceding the time when the related person shall have become the beneficial owner of 5% or more of the outstanding shares of any class of common stock of the Corporation.

If any securities were issued by a related person in exchange for stock of the Corporation prior to the proposed business combination, the fair market value of said securities at the time of issue shall be used in determining the per share price paid for said stock.

B. After the related person has become the beneficial owner of 5% or more of the outstanding shares of any class of common stock of the Corporation and prior to the consummation of such business combination, there shall have been no reduction in the rate of dividends payable on any class of the Corporation's stock which would result in a quarterly dividend rate per share which is less than the average quarterly dividend rate per share of such class for the four full consecutive fiscal quarters immediately preceding the time when the related person shall have become the beneficial owner of said 5% or more of the outstanding shares of any class of common stock of the Corporation, unless such reduction in the rate of dividends has been approved by three-fourths (3/4) of the entire membership of the Board of Directors of the Corporation. For the purposes of this paragraph, "quarterly dividend rate per share" for any quarterly dividend shall be equal to the percentage said quarterly dividend per share bears to the earnings per share for the four full fiscal quarters immediately preceding the declaration of said quarterly dividend.

C. The consideration to be received by Unrelated Stockholders shall be in cash or in the same form as the related person has previously paid for shares of such class of stock; if the related person has paid for shares of any class of any stock with varying forms of consideration, the form of consideration for such class of stock shall be either cash or the form used to acquire the largest number of shares of such class of stock previously acquired by it.

D. For the purposes of this ARTICLE XVI, the terms "business combination" and "related person" have the meanings set forth in
ARTICLE XV.

                          ARTICLE XVII
                  CERTAIN ACQUISITION PROPOSALS

     The Board of Directors of the Corporation, when evaluating any offer of another individual, firm, corporation, or other entity ("Person") (a) to make a tender or exchange offer for any equity security of the Corporation, (b) to merge or consolidate the Corporation with such other Person, or (c) to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation (such offers individually referred to as an "Acquisition Proposal"), shall, in connection with the exercise of its business judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including without limitation, the consideration being offered in the Acquisition Proposal in relation to the then-current market price of the Corporation's stock, but also in relation to the then-current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' then-estimate of the future value of the Corporation as an independent entity, the social and economic effects on the employees, customers, suppliers, and other constituents of the Corporation and on the communities in which the Corporation operates or is located and the desirability of maintaining independence from any other business or business entity.


                          ARTICLE XVIII
                AMENDMENTS TO CERTAIN PROVISIONS

     Notwithstanding the provisions of ARTICLE VIII, the provisions set forth in this ARTICLE XVIII and in ARTICLES XV, XVI and XVII may not be repealed or amended, and no provision imposing cumulative voting in the election of directors may be added to the Corporation's Charter, unless such action is approved by the stockholders of the Corporation by the affirmative vote of not less than two-thirds (2/3) of all votes entitled to be cast on the matter.

                                                         APPENDIX B
                 HAVERTY FURNITURE COMPANIES, INC.
                    DIRECTOR COMPENSATION PLAN

                             SECTION 1
                              PURPOSE

1.1  Purpose

     The purpose of the Director's Compensation Plan (the "Plan") is to enable Haverty Furniture Companies, Inc. (the "Company") to compensate directors who contribute to the Company's success by their abilities, ingenuity and industry, and to better ensure that the interest of such directors are more closely aligned with the interests of the Company's stockholders.

                             SECTION 2
                          ADMINISTRATION

2.1  Nominating and Corporate Governance Committee

     The Plan shall be administered by the Nominating and Corporate Governance Committee of the Board of Directors (the "Governance Committee"). The day to day administration of the Plan shall be administered by a Management Committee consisting of the Chairman of the Board, Chief Executive Officer and Corporate Secretary of the Company or such other senior officers as the Chief Executive Officer shall designate. Under the direction and guidance of the Governance Committee of the Board, the Management Committee shall interpret the Plan, shall recommend to the Governance Committee amendments and rescissions of rules relating to it from time to time as it deems proper and in the best interest of the Company and shall take any other action necessary for the administration of the Plan.

                             SECTION 3
                           PARTICIPATION

3.1  Participants

     Each person who is a director of the Company on the Effective Date (as defined in Section 6.1 of the Plan shall become a participant in the Plan on the Effective Date. Thereafter, each director of the Company shall become a Participant immediately upon election to the Board.

                             SECTION 4
                   SHARES AVAILABLE FOR THE PLAN

4.1  Maximum Number of Shares

     Subject to 4.2, the maximum number of shares of Common Stock which may at any time be awarded under the Plan is five hundred thousand (500,000) shares of Common Stock. Awards may be from shares held in the Company's treasury or issued out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee.

4.2  Adjustment to Shares of Stock Issuable Pursuant to the Plan

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock split, stock split-up, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares, or other similar change in corporate structure or change affecting the capitalization of the Company, an equitable adjustment shall be made to the number of shares issuable under this Plan as the Company's Board of Directors determines is necessary or appropriate, in its discretion, to give proper effect to such corporate action. Any such adjustment determined in good faith by the Company's Board of Directors shall be conclusive and binding for all purposes of this Plan.

                             SECTION 5
                           COMPENSATION

5.1  Amount of Compensation

     The annual retainer fee, meeting fee, committee fee or any other compensation paid to those individuals duly elected to the Company's Board of Directors ("Director Compensation") shall be determined by the Governance Committee. Director Compensation shall be paid, unless deferred pursuant to the current Director's Deferred Compensation Plan, or any successor thereto, as amended from time to time ("Deferred Compensation Plan"), on the Payment Dates of the Annual Period as defined in Section 5.7 and 5.8.

5.2  Annual Retainer

     The Annual Retainer Fee ("Annual Retainer") shall be determined by the Governance Committee and shall consist of cash and common stock. Two-thirds of each director's annual retainer fee shall be paid in shares of the Company's Common Stock, $1.00 par value per share (the "Common Stock") on the first Payment Date of the Annual Period. The remaining portion of the fee, at the election of the director, may be paid in cash on November 1 or in shares of Common Stock on the first Payment Date of the Annual Period.

5.3  Election of Annual Retainer Fee.

     In the discretion of each director, he or she may, by written election made on or before October 31 of the calendar year prior to the Annual Period, elect to receive 100% of his or her annual retainer fee in shares of the Company's Common Stock. Such election shall be irrevocable with respect to the next Annual Period's annual retainer fee and shall be effective for the next succeeding Payment Date.

5.4  Determination of Number of Shares of Common Stock Issuable.

     On the first day of the Annual Period each year, the number of whole shares of Company Common Stock to be paid to a director in respect of such director's annual retainer fee shall be determined by dividing the dollar amount of the annual retainer fee to be paid in Company common Stock by the Market Price of the Common Stock (as hereinafter defined) as of the first day of the Annual Period (or if the first day of the Annual Period is not a day on which trading is conducted on the securities market or exchange on which the Company's Common Stock is then traded, then as of the last such trading day occurring before the first day of the Annual Period). No fractional share shall be paid pursuant to this Section 5.4 and in lieu thereof the director shall be paid the cash equivalent of any such fraction share.

     For the purpose of this Section 5.4, "Market Price" shall mean, as of any date, the closing price of the Company's Common Stock on such date as quoted by the New York Stock Exchange or, if the Company's Common Stock is then traded on a different securities market or exchange, the closing price of such Common Stock as quoted on such market or exchange.

5.5  Meeting Fees

     In addition to payment of the annual retainer fee provided for in Sections 5.1 and 5.2 each non-employee director shall be paid additional fees in cash for attendance at the Board and Committee meetings ("Meeting Fee"). An annual committee chair retainer fee shall be paid in cash to each non-employee director who is serving as Chairman of each of the Board of Directors' standing committees ("Committee Chairman Fee"). The Meeting Fee and the Committee Chairman Fee shall be determined by the Governance Committee from time to time.

5.6  Deferral of Compensation

     In accordance with the Deferred Compensation Plan, each Director may by October 31 of each calendar year prior to the Annual Period or at such later time as may be provided by Treasury Regulations promulgated under Section 409A of the Code, may elect to receive his or her Compensation for the Annual Period in the form of cash, deferred cash, common stock or deferred common stock, or any combination thereof in accordance with Section 5.2 and 5.3. Unless otherwise provided under the term of the Annual Retainer, if no election is received by the Company, the Director shall be deemed to have made an election to receive his or her Annual Retainer in the same manner as the prior Annual Period. An election under this Section 5.6 and in accordance with the terms of the Deferred Compensation Plan shall apply to the Director Compensation earned during the Annual Period (as defined below) for which the election is effective.

5.7  Payment Dates

     The term "Payment Date" shall mean the first day of the Annual Period and each November 1 of the Annual Period.

5.8  Annual Period

     The term "Annual Period" shall mean the period which begins on the Company's Annual Stockholders Meeting and terminates the day before the succeeding Annual Stockholders' Meeting.


                            SECTION 6.
                        GENERAL PROVISIONS

6.1  Effective Date and Term of Plan

     The Plan was adopted by the Board on February 23, 2006, and is subject to approval by the Company's stockholders. This Plan shall become effective on the date it is approved by the Company's stockholders (the "Effective Date"), and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Section 6.2, until the date immediately preceding the tenth (10th) anniversary of the Effective Date of the Plan.

6.2  Termination and Amendment

     Subject to the approval of the Governance Committee and the Board of Directors, the Management Committee may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval required; provided however, that to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required. The Board of Directors, at the recommendation of the Governance Committee, may at any time suspend the operation of or terminate the plan. No amendment, suspension or termination may impair the right of a director or the director's designated Beneficiary to receive benefits accrued prior to the effective date of such amendment, suspension or termination.

6.3  Six Month Holding Period

     All shares of Common Stock issued under the Plan must be held for six months from the date of issuance prior to any disposition by the Director.

6.4  Applicable Law

     The Plan shall be construed and governed in accordance with the laws of the State of Georgia.

                                                  APPENDIX C

              HAVERTY FURNITURE COMPANIES, INC.
                   AUDIT COMMITTEE CHARTER
 As approved by the Board of Directors on February 23, 2006

PURPOSE AND RESPONSIBILITY

The  primary function of the Audit Committee is to represent
and   assist   the   Board  in  fulfilling   its   oversight
responsibility regarding:

*  The integrity of the Company's financial statements.
*  The appropriateness of the Company's accounting policies.
* The adequacy of the Company's internal controls and the integrity of the Company's financial information reported to the public.
*  The performance of the Company's internal audit function.
* The selection, qualifications, independence and performance of the Company's Independent Auditors.
*  The Company's compliance with legal and regulatory requirements.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for implementing and maintaining internal control over financial reporting. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements

MEMBERSHIP

The Audit Committee shall:
  * Be comprised of a minimum of three members of the Board of Directors.
  * Be appointed and removed by the Board of Directors upon the recommendation of the Corporate Governance Committee.
  * Have members that satisfy all applicable independence requirements.
  * Have members that shall be financially literate, as determined by the Board of Directors.
  * Have at least one member of the Committee that shall be an "audit committee financial expert" as determined by the Board in accordance with the Securities and Exchange Commission rules.

MEETINGS AND PROCEDURES

The Audit Committee shall:
  * Meet as often as necessary to enable it to fulfill its responsibilities and duties as set forth herein.
  * Report to the Board any actions taken and a summary of matters discussed at each meeting of the Committee.
  * Keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.



DUTIES AND RESPONSIBILITIES

The Audit Committee will have board authority and powers in fulfilling its purpose and discharging its responsibilities.

RESOURCES
__________

The Committee shall:
  * Maintain free and open communication between the Committee, independent auditor, the internal auditors, and Management of the Company.
  * Be empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.
  * Receive appropriate funding from the Company, as determined by the Committee, for payment of compensation to any such counsel and advisor.

INDEPENDENT AUDITORS
____________________

The Independent Auditors shall have sole accountability to the Audit Committee.

In   connection  with  its  oversight  of  the   Independent
Auditors, the Audit Committee shall:
  *  Be directly responsible for the appointment, approving
      the  compensation,  retention, and termination  of  the
      independent auditor.
  *  Review and approve the terms of the engagement of the
      Independent Auditors, including the scope of their audit, proposed fees and personnel qualifications.
  *  Be directly responsible for the oversight of the work
      of the independent auditor, including resolution of
      disagreements between Management and the auditor regarding financial reporting.
  *  Pre-approve all audit and non-audit services and fees
      provided by the independent auditor and shall not engage the independent auditor to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to the Chairman of the Audit Committee. The decisions of the Chairman of the Audit
      Committee to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next
      scheduled meeting.
  *  Periodically review information from the Independent
      Auditors regarding the Independent Auditors' qualifications, independence and performance. At least annually, consider the independence of the Independent Auditors, including
      whether their performance of permissible non-audit services is compatible with their independence, and (to assess the auditor's independence) receive and review a report by the Independent Auditors describing any relationships between the independent Auditors and the Corporation or any other relationships that may adversely affect the independence of the Independent Auditors.
  *  Discuss information regarding qualifications,
      independence and performance with the Independent Auditors;
      take appropriate action to determine such qualifications and independence and evaluate their performance.
  *  Require the rotation of the lead audit partner of the
      independent audit firm every five years, with a two-year
      timeout provision. The Committee shall establish when the five-year limit will be reached for the current lead audit
      partner.   At  least one year prior to that  time,  the
      Committee shall discuss transition plans for the new lead audit partner. The five-year limit will be reviewed annually with the independent auditors
  * Set clear hiring policies for employees or former employees of the independent auditor that meets the SEC regulations and stock exchange listing standards.
  * Receive and review required communications from the Independent Auditors, including the Independent Auditors' report concerning:
      -   critical accounting policies and practices to be used;
      - all alternative treatments of financial information within GAAP for policies and practices related to material
      - items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditors, and
      - other material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences.
  *  At least annually,  receive and review the Independent
     Auditors' report on:
      - the Independent Auditors' internal quality control procedures.
      - any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

GENERAL AUDITOR, RISK ASSESSMENT AND RISK MANAGEMENT
____________________________________________________

The Audit Committee shall from time to time:
  * Discuss with the Vice President, Internal Audit, planned Internal Audit activities, including adequacy of staffing and qualifications of the staff, and the results of Internal Audit activities.
  * Discuss with management, including the Vice President, Internal Audit, the Company's policies regarding risk management and risk assessment.

CONTROLS AND SIGNIFICANT ACCOUNTING POLICIES
____________________________________________

The Audit Committee shall at least annually:
  * Review with management and the Vice President, Internal Audit the adequacy and effectiveness of the Company's internal controls, financial controls and of disclosure controls and procedures.
  * Review with the Independent Auditors and management the Independent Auditors' Annual Report on Management's Assessment of the Company's Internal Controls.
  * Review with management and the Independent Auditors the Company's significant accounting policies.
  * Review with the Independent Auditors any audit problems, differences or difficulties and management's response.

FILINGS WITH GOVERNMENTAL AGENCIES
___________________________________

The Audit Committee shall:
  * Review with Management and the Independent Auditors the Company's Form 10-K, including the Company's annual audited financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations and recommend for Board approval the inclusion of the financial statements in the Form 10-K for filing with the Securities and Exchange Commission.
  * Discuss with Management and the Independent Auditors the company's quarterly financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."
  * Discuss with Management and the independent auditors the procedures employed to ensure compliance with Sarbanes-Oxley sections 302 and 404, including policies and procedures regarding adequacy of financial reporting and disclosure controls.
  * Prepare and approve the Audit Committee report for the Company's proxy statement.

PRESS RELEASE AND EARNINGS GUIDANCE
____________________________________

The Audit Committee shall:
  * Review with management and Independent Auditors the earnings press releases.
  *  Periodically discuss with management and Independent
      Auditors policies regarding earnings releases, financial information and earnings guidance provided to analysts and rating agencies.

COMPLIANCE AND LEGAL MATTERS
___________________________________

The Audit Committee shall:
  * Review with the Company's Vice President, Secretary and Treasurer the Company's Compliance Program.
  * Review with the Company's Vice President, Legal material litigation and other legal matters as appropriate.
  * Review at least annually the Company's Code of Conduct to ensure that it is adequate and up to date as it relates to financial responsibility.
  *  Establish and review periodically procedures for:
      - receipt, retention and treatment of complaints regarding the Company's accounting, internal accounting controls and auditing matters;
      - employees to submit confidentially and anonymously concerns regarding questionable accounting and auditing matters.

PERFORMANCE EVALUATION AND CHARTER REVIEW
__________________________________________

The Audit Committee shall annually:
  * Conduct an annual performance evaluation on the Committee in conjunction with the Nominating and Corporate Governance Committee, the results of which shall be reported to the full Board.
  * Review and reassess its charter in conjunction with the Nominating and Corporate Governance Committee and recommend any proposed changes to the full Board for approval.

                HAVERTY FURNITURE COMPANIES, INC.

     Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Stockholders to be held May 16, 2006


By signing this proxy you appoint Jenny Hill Parker and Dennis L. Fink, or either of them, proxies with full power of substitution to represent and vote all the shares you are entitled to vote as directed on the reverse side of this card on the specified proposals and, in their discretion, on any other business which may properly come before the Annual Meeting and all postponements and adjournments. The Annual Meeting will be held on May 16, 2006, at the Harbor Court Hotel, 550 Light Street, Baltimore Maryland, at 10:00 A.M.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The named proxies cannot vote unless you sign and return this card or follow the applicable Internet or telephone voting procedures.


        Comments:




 (If you noted any comments above, please mark corresponding box on other side.)

                                         SEE REVERSE SIDE

780 Johnson Ferry Road
Suite 800
Atlanta, GA 30342
                           VOTE BY INTERNET - www.proxyvote.com
                           Use   the  Internet  to  transmit  your
                           voting  instructions and for electronic
                           delivery of information up until  11:59
                           P.M.  Eastern Time the day  before  the
                           cut-off  date  or meeting  date.   Have
                           your proxy card in hand when you access
                           the    web   site   and   follow    the
                           instructions to obtain your records and
                           to    create   an   electronic   voting
                           instruction form.

                           ELECTRONIC DELIVERY OF FUTURE
                           STOCKHOLDER COMMUNICATIONS
                           If  you would like to reduce the  costs
                           incurred     by    Haverty    Furniture
                           Companies,   Inc.,  in  mailing   proxy
                           materials, you can consent to receiving
                           all   future  proxy  statements,  proxy
                           cards and annual reports electronically
                           via email or the Internet.  To sign  up
                           for  electronic delivery, please follow
                           the  instructions above to  vote  using
                           the   Internet   and,  when   prompted,
                           indicate that  you agree to receive  or
                           access    stockholder    communications
                           electronically in future years.

                           VOTE BY PHONE  - 1-888-690-6903
                           Use   any   touch-tone   telephone   to
                           transmit  your  voting instructions  up
                           until  11:59 P.M. Eastern Time the  day
                           before  the  cut-off  date  or  meeting
                           date.   Have  your proxy card  in  hand
                           when  you  call  and  then  follow  the
                           instructions.

                           VOTE BY MAIL
                           Mark, sign and date your proxy card and
                           return it in the postage-paid envelope
                           we have provided or return it to
                           Haverty Furniture Companies, Inc. c/o
                           ADP, 51 Mercedes Way, Edgewood, NY
                           11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                      KEEP  THIS  PORTION  FOR YOUR RECORDS
---------------------------------------------------------------------
                      DETACH  AND RETURN  THIS PORTION ONLY

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


HAVERTY FURNITURE COMPANIES, INC.

The Board of Directors recommends a vote
FOR  its nominees.

Election of Directors

1&2   Election of Directors               For All   [  ]

                                          Withhold All [  ]

                                          To withhold authority to vote for
                                          one or more nominee(s), mark "For
                                          All Except" and write the number(s)
                                          of the nominee(s) on the line below

                                          ___________________________________

Holders of Class A Common Stock

01) Clarence H. Ridley   05) Mylle H. Mangum
02) John T. Glover       06) Frank S. McGaughey, III
03) Rawson Haverty, Jr.  07) Clarence H. Smith
04) L. Phillip Humann    08) Al Trujillo

Holders of Common Stock

09) Terence F. McGuirk   11) Fred L. Schuermann
10) Vicki R. Palmer

The Board of Directors recommends a vote
FOR Proposals 3 and 4.
                                                  For   Against  Abstain
3.   Approval of the Amendment and Restatement
     of the Company's Charter.                   [   ]   [   ]    [  ]


4.   Approval of the Company's Director
     Compensation Plan.                          [   ]   [   ]    [  ]

                                 Please date and sign exactly  as
                                 name(s)  appear(s) above.   When
                                 signing    as    an    attorney,
                                 administrator,    trustee     or
                                 guardian,   please   give   full
                                 title    as    such.     If    a
                                 corporation,  please   sign   in
                                 full    corporate    name     by
                                 President  or  other  authorized
                                 officer.    If  a   partnership,
                                 please sign in partnership  name
                                 by   authorized   person.    For
                                 joint   accounts,   each   joint
                                 owner should sign.

  For  comments, please check this box and write them on the back
  where indicated    [       ]


  ___________________________________

  ___________________________________ ______  _______________________   _____
  Signature [PLEASE SIGN WITHIN BOX]   Date    Signature (Joint Owners) Date